UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

Case No. 02-12834 and 02-41729 through 02-41957*
Chapter 11

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(Name of Debtors)

Monthly Operating Report for
the period ended September 30, 2003 **

Debtors’ Address:
5619 DTC Parkway
Greenwood Village, CO 80111

Willkie Farr & Gallagher LLP
(Debtors’ Attorneys)

Monthly Operating Income: $ 5,257
($ in thousands)

Report Preparer:

The undersigned, having reviewed the attached report and being familiar with the Debtors’ financial affairs, verifies under the penalty of perjury, that the information contained therein is complete, accurate and truthful to the best of my knowledge.**

Date: October 24, 2003

/s/ Scott Macdonald Scott Macdonald Senior Vice President and Chief Accounting Officer

Indicate if this is an amended statement by checking here

AMENDED STATEMENT_____

* Refer to Schedule VI for a listing of Debtors by Case Number

**All amounts herein are preliminary and subject to revision. The Debtors reserve all rights to revise this report.

ADELPHIA COMMUNICATIONS CORPORATION, et al. (DEBTORS-IN-POSSESSION) UNAUDITED CONSOLIDATED BALANCE SHEET (Dollars in thousands, except per share amounts)
September 30, 2003
ASSETS:
Cash and cash equivalents	$323,509
Restricted cash	77,563
Subscriber receivables - net	221,702
Prepaid expenses and other assets - net	491,221
Investments	28,452
Intercompany receivables	27,512,690
Related party receivables	1,883,733
Property, plant and equipment - net	7,062,643
Intangible assets - net	15,442,751

Total assets	$53,044,264

LIABILITIES AND STOCKHOLDERS' EQUITY:
Accounts payable	$242,916
Subscriber advance payments and deposits	100,112
Accrued interest and other liabilities	372,415
Intercompany payables	468,902
Related party payables	162,230
Parent and subsidiary debt	270,215
Deferred income taxes	2,004,685

3,621,475

Liabilities subject to compromise:
Parent and subsidiary debt	13,421,600
Parent and subsidiary debt under co-borrowing credit facilities attributable to
Rigas family entities	2,846,156

16,267,756
Accounts payable	1,129,601
Accrued interest and other liabilities	385,508
Intercompany payables	27,012,249
Related party payables	1,358,965
Cumulative redeemable exchangeable preferred stock	148,794

Total liabilities subject to compromise	46,302,873

Total liabilities	49,924,348

Minority interests	552,791

Stockholders' equity:
Convertible preferred stock	397
Class A and Class B common stock, $.01 par value, 1,500,000,000 shared authorized,
254,842,461 shares issued and outstanding	2,548
Additional paid-in capital	9,460,346
Accumulated other comprehensive loss	(6,864)
Accumulated deficit	(3,893,745)
Treasury stock, at cost	(149,401)

5,413,281
Amounts due from Rigas family entities under co-borrowing credit facilities	(2,846,156)

Total stockholders' equity	2,567,125

Total liabilities and stockholders' equity	$53,044,264

The accompanying notes are an integral part of these unaudited consolidated financial statements.

ADELPHIA COMMUNICATIONS CORPORATION, et al. (DEBTORS-IN-POSSESSION) UNAUDITED CONSOLIDATED STATEMENTS OF OPERATIONS (Dollars in thousands, except per share amounts)
	Month Ended September 30, 2003	Fifteen Months Ended September 30, 2003
Revenue	$305,112	$4,322,774
Cost and expenses:
Direct operating and programming	151,274	2,015,068
Selling, general and administrative	64,479	952,991
Depreciation and amortization	72,827	1,096,730
Impairment of long-lived and other assets	--	72,134
Non-recurring professional fees	4,529	65,883
Estimated provision for accounting changes	--	51,000

Operating income before reorganization expenses due to	12,003	68,968
bankruptcy
Reorganization expenses due to bankruptcy	6,746	112,242

Operating income (loss)	5,257	(43,274)

Other income (expense):
Interest expense	(32,591)	(524,699)
Minority interest in (earnings) losses of subsidiaries - net	(1,223)	8,066
Other-than-temporary impairment of investments and other assets	--	(182,253)
Other	567	5,853

	(33,247)	(693,033)

Net loss before income taxes	(27,990)	(736,307)
Income tax benefit	35	35

Net loss applicable to common stockholders	$(27,955)	$(736,272)

Net loss per weighted average share outstanding - basic and diluted	$(0.11)	$(2.90)

Weighted average shares outstanding (in thousands) - basic and diluted	253,748	253,748

The accompanying notes are an integral part of these unaudited consolidated financial statements.

ADELPHIA COMMUNICATIONS CORPORATION, et al. (DEBTORS-IN-POSSESSION) UNAUDITED CONSOLIDATED STATEMENTS OF CASH FLOWS (Dollars in thousands)
	Month Ended September 30, 2003	Fifteen Months Ended September 30, 2003
Cash flows from operating activities:
Net loss	$(27,955)	$(736,272)
Adjustments to reconcile net loss to net cash
provided by operating activities:
Depreciation and amortization	72,827	1,096,730
Amortization of bank financing costs	2,058	29,929
Impairment of long-lived and other assets	--	72,134
Other-than-temporary impairment of investments
and other assets	--	182,253
Minority interest in earnings (losses) of subsidiaries - net	1,223	(8,066)
Gain on sale of assets - net	--	(1,969)
Reorganization expenses due to bankruptcy	6,746	112,242
Non-recurring professional fees, net of amounts paid	2,204	20,960
Change in assets and liabilities:
Subscriber receivables - net	(17,226)	(11,365)
Prepaid expenses and other assets - net	(12,983)	(52,422)
Accounts payable	26,148	270,799
Subscriber advance payments and deposits	10,816	22,280
Accrued interest and other liabilities	(5,913)	58,314
Intercompany receivables and payables - net	150	(18,387)

Net cash provided by operating activities before
payment of reorganization expenses	58,095	1,037,160
Reorganization expenses paid during the period	(5,894)	(84,291)

Net cash provided by operating activities	52,201	952,869

Cash flows from investing activities:
Expenditures for property, plant and equipment	(87,297)	(845,586)
Cash paid for acquisitions	(5)	(2,887)
Investment distributions and contributions - net	--	(1,054)
Related party receivables and payables - net	1,741	29,819

Net cash used in investing activities	(85,561)	(819,708)

Cash flows from financing activities:
Proceeds from debt	5,000	205,000
Payments of debt	(2,322)	(32,059)
Payment of debtor in possession bank financing costs	--	(48,797)

Net cash provided by financing activities	2,678	124,144

Change in cash, cash equivalents and restricted cash	(30,682)	257,305
Cash, cash equivalents and restricted cash, beginning of period	431,754	143,767

Cash, cash equivalents and restricted cash, end of period	$401,072	401,072

The accompanying notes are an integral part of these unaudited consolidated financial statements.

ADELPHIA COMMUNICATIONS CORPORATION, et. al.
(DEBTORS-IN-POSSESSION)
NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS
(Dollars in thousands)

1. Organization, Business and Proceedings under Chapter 11

        Adelphia Communications Corporation and subsidiaries (“Adelphia” or the “Company”) owns, operates and manages cable television systems and other related telecommunications businesses. Adelphia’s operations consist primarily of selling video programming and high-speed internet services, which are distributed to subscribers for a monthly fee through a network of fiber optic and coaxial cables. These services are offered in the respective franchise areas under the name Adelphia. Cable systems owned by Adelphia are located in 29 states and Puerto Rico, with strategic clusters in Los Angeles, Western Pennsylvania, Ohio, Western New York, New England, Florida, Virginia and Colorado Springs.

        Solely for the purposes of the accompanying unaudited consolidated financial statements, the accounts of Adelphia, including its majority-owned subsidiaries and subsidiaries that are at least 50% owned and controlled by Adelphia, are included with the exception of those subsidiaries/entities who did not file voluntary petitions under Chapter 11 (“Chapter 11”) of the U.S. Bankruptcy Code (the “Non-Filing Entities”) and Century-ML Cable Venture (“CMLCV”), a joint venture of which Adelphia is the Managing partner and whose bankruptcy filing is administered separately. The accompanying unaudited consolidated financial statements do not include any entities owned and/or controlled by the John J. Rigas family (the “Rigas Family” or “Rigas Entities”). The Non-Filing Entities as of September 30, 2003 include Palm Beach Group Cable, Inc., Palm Beach Group Cable Joint Venture, Century-ML Cable Corporation, Praxis Capital Ventures, L.P., St. Mary’s Television, Inc., STV Communications and Main Security Surveillance, Inc. As of and for the month ended September 30, 2003, the Non-Filing Entities were not significant to the consolidated results of operations, financial position, or cash flows of the filing entities.

        TelCove, Inc. and subsidiaries (formerly known as Adelphia Business Solutions, Inc. (“TelCove”)) was a consolidated subsidiary of Adelphia as of December 31, 2001. TelCove owns, operates and manages entities which provide competitive local exchange carrier (“CLEC”) telecommunications services. On January 11, 2002, the Company distributed in the form of a dividend, all of the shares of common stock of TelCove owned by Adelphia to holders of Adelphia’s Class A and Class B common stock (the “Spin-off”). As a result of the Spin-off, the Rigas Family holds a majority of the total voting power of TelCove common stock. The distribution of TelCove common stock was recorded on the date of the Spin-off. Accordingly, the accompanying unaudited consolidated financial statements do not include the accounts of TelCove.

Bankruptcy Proceedings

        On June 25, 2002, Adelphia and all of its wholly-owned subsidiaries (including Century Communications Corporation (“Century”) which filed on June 10, 2002) (all filing entities herein known as the “Debtors”) except for the Non-Filing Entities and CMLCV which filed on September 30, 2002 (see Note 18) filed voluntary petitions to reorganize under Chapter 11 in the U.S. Bankruptcy Court for the Southern District of New York (the “Bankruptcy Court”). The Debtors are operating their business as debtors-in-possession. On July 11, 2002, the Office of the United States Trustee for the Southern District of New York (the “U.S. Trustee”) appointed a statutory committee of unsecured creditors (the “Creditors’ Committee”). In addition, on July 31, 2002, the U.S. Trustee appointed a statutory committee of equity holders (the “Equity Committee” and collectively with the Creditors’ Committee, the “Committees”). The Committees have the right to, among other things, review and object to certain business transactions and may participate in the formulation of the Company’s long-term business plan and plan of reorganization. By order dated October 25, 2002, the Bankruptcy Court granted the Company’s request for an extension of the exclusive period within which to file a plan or plans of reorganization and solicit acceptances thereof, through February 21, 2003 and April 21, 2003, respectively. By order dated March 20, 2003, the Bankruptcy Court granted the Company’s second request for an extension of the exclusive period within which to file a plan or plans of reorganization and solicit acceptances thereof through June 20, 2003 and August 21, 2003, respectively. By order dated June 26, 2003, the Bankruptcy Court granted the Company’s third request for an extension of the exclusive period within which to file a plan or plans of reorganization and solicit acceptances thereof through October 20, 2003 and December 22, 2003, respectively. The Company has a pending motion before the Bankruptcy Court to extend the exclusive period within which to file a plan or plans of reorganization and solicit acceptances thereof through February 17, 2004 and April 20, 2004, respectively. A hearing on the motion is scheduled for November 13, 2003.

Bankruptcy Costs and Fees

        In connection with the effectiveness of a plan or plans of reorganization, the Company will incur certain costs and fees. Certain of these expenses will be due once the plan of reorganization is approved by the Bankruptcy Court and include cure costs, financing fees and success fees. The Company is currently aware of certain success fees that potentially could be paid to representatives of the Company and Committees upon the Company’s emergence from bankruptcy. Currently, these contingent fees are estimated to be between $27,000 to $31,500. As no plan or plans of reorganization have been confirmed by the Bankruptcy Court, no accrual for such amounts has been recorded in the accompanying unaudited consolidated financial statements.

Basis of Presentation

        Until a plan or plans of reorganization is confirmed by the Bankruptcy Court, the unaudited consolidated financial statements of the Company have been prepared using guidance prescribed by the American Institute of Certified Public Accountants’ (“AICPA”) Statement of Position 90-7 “Financial Reporting by Entities in Reorganization Under the Bankruptcy Code” (“SOP 90-7”) and generally accepted accounting principles in the United States of America (“GAAP”). These unaudited consolidated financial statements are not intended to present fairly the financial position of the Company as of September 30, 2003, or the results of its operations or its cash flows for the one and fifteen month periods ended September 30, 2003 in conformity with GAAP because the accompanying unaudited consolidated financial statements exclude the financial position, results of operations and cash flows of the Non-Filing entities and CMLCV. Furthermore, the accompanying unaudited consolidated financial statements do not include all of the information and footnote disclosures required by GAAP for complete financial statements.

        The accompanying unaudited consolidated financial statements of the Company have been prepared on a going concern basis, which assumes the realization of assets and the payment of liabilities in the ordinary course of business, and do not reflect any adjustments that might result if the Company is unable to continue as a going concern. As a result of the reorganization proceedings under Chapter 11, the Company may take, or may be required to take, actions which may cause assets to be realized, or liabilities to be liquidated, for amounts other than those reflected in the accompanying unaudited consolidated financial statements.

        SOP 90-7 requires that pre-petition liabilities that are subject to compromise be segregated in the unaudited consolidated balance sheet as liabilities subject to compromise and that revenue, expenses, realized gains and losses, and provisions for losses resulting directly from the reorganization due to the bankruptcy be reported separately as reorganization expenses in the unaudited consolidated statement of operations. See Note 5 to these unaudited consolidated financial statements for further discussion.

        As a result of the Company’s recurring losses, the Chapter 11 filing and circumstances relating to these events (including the Company’s debt structure), actions taken by Rigas management and current economic conditions, realization of assets and liquidation of liabilities are subject to significant uncertainty. In order to provide liquidity through June 2004, the Company entered into an Amended and Restated Credit and Guaranty Agreement dated as of August 26, 2002, as amended, with a group of lenders led by JP Morgan Securities Inc. and CitiGroup Global Markets Inc. (formerly known as Salomon Smith Barney, Inc.) as Co-Lead Arrangers (the “DIP Lenders”), for a Debtor-in-Possession Credit Facility (the “DIP Facility”). See Note 2 to these unaudited consolidated financial statements for further discussion. The Company believes that cash flows from operations, along with the financing provided through the DIP Facility, should allow the Company to continue as a going concern; however, there can be no assurance of this. The Company’s ability to continue as a going concern is also dependent upon its ability to maintain compliance with covenants under the DIP Facility and the ability to generate sufficient cash flow from operations and financing sources to meet its obligations as they become due. In the event a Chapter 11 plan or plans of reorganization is confirmed by the Bankruptcy Court and becomes effective, continuation of the Company’s business thereafter will be dependent on the Company’s ability to achieve positive operating results and maintain satisfactory capital and liquidity. Until a plan or plans of reorganization is confirmed by the Bankruptcy Court and becomes effective, there can be no assurance that the Company will emerge from these bankruptcy proceedings. Furthermore, the effect on the Company’s business from the terms and conditions of such a plan or plans of reorganization cannot be determined at this time and, therefore, also raises substantial doubt regarding the Company’s ability to continue as a going concern.

        The accompanying unaudited consolidated financial statements have been derived from the books and records of the Company. However, certain financial information has not been subject to procedures that would typically be applied to financial information presented in accordance with GAAP. Upon the application of such procedures (i.e., tests for asset impairment), the Company believes that the financial information of the Debtors will be subject to changes, and these changes could be material. The Company’s intangible assets primarily consist of purchased franchises and goodwill that resulted from the allocation of the purchase price of previously acquired cable systems. In accordance with Statement of Financial Accounting Standards (“SFAS”) No. 142, “Goodwill and Other Intangible Assets”, the Company discontinued amortizing its purchased franchise and goodwill intangibles as of January 1, 2002. SFAS No. 142 requires annually testing for impairment of goodwill and indefinite-lived intangible assets (i.e., purchased franchise intangibles), or more frequently as warranted by events or changes in circumstances. At this time, the Company has not completed its impairment test of its purchased franchise and goodwill intangible assets. Any adjustment, as a result of an analysis performed in accordance with SFAS No. 142, may have a material impact on the Company’s financial statements. Additionally, the Company has not completed its adoption of SFAS No. 144, “Accounting for the Impairment or Disposal of Long-Lived Assets”, which addresses the financial accounting and reporting for the impairment of long-lived assets and long-lived assets to be disposed of. Once the Company has completed its adoption of SFAS No. 144, an adjustment to the financial statements may be required and this adjustment may be material to the financial statements. Furthermore, the Company disclosed in its Current Report on Form 8-K, dated June 10, 2002, that it believes that certain financial information reported by Rigas management was unreliable. As such, the books and records of the Company from which the accompanying unaudited consolidated financial statements of the Debtors are derived may not accurately reflect the financial condition, results of operations and cash flows of the Debtors.

        The Company is reviewing its books and records and other information on an on-going basis to determine whether the accompanying unaudited consolidated financial statements of the Debtors should be supplemented or otherwise amended. The Company reserves the right to file, at any time, such supplements or amendments to these accompanying unaudited consolidated financial statements. The accompanying unaudited consolidated financial statements should not be considered an admission regarding any of the Debtors’ income, expenditures or general financial condition, but rather, a current compilation of the Debtors’ books and records. The Company does not make, and specifically disclaims, any representation or warranty as to the completeness or accuracy of the information set forth herein.

        All significant intercompany accounts have been presented gross for purposes of these unaudited consolidated financial statements and accordingly, have not been eliminated in consolidation. GAAP would require that these intercompany balances be eliminated in consolidation. See Note 8 to these unaudited consolidated financial statements for further discussion.

        As previously stated, certain footnote disclosures normally included in unaudited consolidated financial statements prepared in accordance with GAAP have been condensed or omitted. In the opinion of management, all disclosures considered necessary for an informative presentation have been included herein. For further information, refer to the consolidated financial statements and footnotes thereto included in the Company’s Annual Report on Form 10-K as of and for the year ended December 31, 2000. As further discussed in Dismissal of Former Independent Public Accountants/New Management below, PricewaterhouseCoopers, LLP (“PwC”), the Company’s independent accountants, has not completed its audit as of and for the years ended December 31, 2002 and 2001 or its re-audits as of and for the years ended December 31, 2000 and 1999.

Reclassification

        Certain amounts for the fifteen months ended September 30, 2003 have been reclassified to conform with the September 30, 2003 monthly presentation.

        In accordance with SFAS No. 150, “Accounting for Certain Financial Instruments with Characteristics of both Liabilities and Equity,” the Company has reclassified “Cumulative redeemable exchangeable preferred stock” as a liability in the accompanying unaudited consolidated balance sheet.

Dismissal of Former Independent Public Accountants/New Management

        As disclosed in its Current Report on Form 8-K filed on June 14, 2002 as amended, the Company, on June 9, 2002, dismissed Deloitte & Touche LLP (“Deloitte”), its former independent public accountants.

        As a result of actions taken by management of the Company during the time that it was controlled by the Rigas family (“Rigas Management”), the Company has not yet completed its financial statements as of and for the years ended December 31, 2002 and 2001 or received its independent auditor’s report thereon or filed with the Securities and Exchange Commission (“SEC”) its Annual Report on Form 10-K as of and for the years ended December 31, 2002 and 2001. Furthermore, the Company has not timely filed its Quarterly Reports on Form 10-Q for the quarters ended June 30, 2003, March 31, 2003, September 30, 2002, June 30, 2002 and March 31, 2002. As of the date Deloitte was dismissed as the Company’s independent accountants, Deloitte had not completed its audit nor issued its independent auditors’ report with respect to the Company’s financial statements as of and for the year ended December 31, 2001. As disclosed in a press release attached to its Current Report on Form 8-K filed on June 21, 2002, the Company announced that it had been advised by Deloitte that, based on the Company’s decision to restate the financial statements, Deloitte withdrew certifications of financial statements of the Company and its subsidiaries that Deloitte had issued since March 2001. The Company expects to restate its financial statements for the years ended December 31, 2000 and 1999 and its interim financial statements for 2001 and possibly other periods. At this time, management has not completed its review of the Company’s books and records and PwC has not completed the audits for the years ended December 31, 2002 and 2001 or its re-audits for the years ended December 31, 2000 and 1999. See Note 3 to these unaudited consolidated financial statements for further information.

        On November 6, 2002, the Company filed a lawsuit against Deloitte charging them with, among other charges, professional negligence, breach of contract, fraud and wrongful conduct. The Company is seeking compensation for all injury from Deloitte’s conduct, as well as punitive damages. Deloitte filed preliminary objections to the complaint. On June 11, 2003, the Bankruptcy Court denied Deloitte’s preliminary objections in their entirety. On September 15, 2003, Deloitte filed an answer and counterclaims with respect to the Company’s complaint and also asserted claims against the Rigas Family. The Company will respond to Deloitte’s counterclaims in due course.

        Effective March 18, 2003, the Company appointed William Schleyer to serve as its new Chief Executive Officer and Ronald Cooper to serve as its new President and Chief Operating Officer. The new Chief Executive Officer replaced the Interim Chief Executive Officer, who, along with other new members of management, took control of the Company in May 2002. The Company’s employment of William Schleyer and Ronald Cooper was approved by the Bankruptcy Court by Orders dated March 4, 2003 and March 7, 2003, respectively.

2. Debt and Other Obligations

        Due to the commencement of the Chapter 11 filings and the Company’s failure to comply with certain financial covenants, the Company is in default on substantially all of its pre-petition debt obligations. Except as otherwise may be determined by the Bankruptcy Court, the stay protection afforded by the Chapter 11 filings prevents any action from being taken with regard to any of the defaults under the pre-petition debt obligations. All of the pre-petition obligations are classified as liabilities subject to compromise in the accompanying consolidated balance sheet as of September 30, 2003. See Note 4 to these unaudited consolidated financial statements for further information.

DIP Facility

        In connection with the Chapter 11 filings, the Company entered into a $1,500,000 DIP Facility. The DIP Facility was approved by the Bankruptcy Court on August 23, 2002.  The DIP Facility expires on the earlier of June 25, 2004 or upon the occurrence of certain other events, including the effective date of a reorganization plan of any loan party that is confirmed pursuant to an order of the Bankruptcy Court.  The debtor-in-possession commitment that Adelphia received can be used for general corporate purposes and investments, as defined in the DIP Facility. The DIP Facility is secured with a first priority lien on all of Adelphia’s unencumbered assets, a priming first priority lien on all its assets securing its pre-petition bank debt, and a junior lien on all other assets subject to valid pre-existing liens.  The DIP Facility consists of a $1,300,000 revolving credit facility (the “Tranche A Loans”) and a $200,000 loan (the “Tranche B Loan”). Loans under the DIP Facility bear interest at the Alternate Base Rate (greatest of the Prime Rate, the Base CD Rate plus 1% or the Federal Funds Effective Rate plus .5%) plus 2.5% or LIBOR plus 3.5%.  On September 3, 2002, the Company closed on the DIP Facility and, as part of the closing, the proceeds from the Tranche B Loan in the amount of $200,000 were funded by the DIP Lenders and transferred into credit-linked investment accounts maintained at JPMorgan Chase Bank. Based on the DIP Facility’s terms and conditions, the proceeds from the Tranche B Loan have been recorded as cash and cash equivalents, restricted cash and parent and subsidiary debt in the accompanying consolidated balance sheet. The Company pays interest on the Tranche B Loan proceeds, net of interest income, as defined. Furthermore, as of September 30, 2003, the Company has issued letters of credit totaling $41,667 secured by the Tranche B Loan proceeds. The portion of the proceeds from the Tranche B Loan associated with issued letters of credit has been reflected in restricted cash in the accompanying consolidated balance sheet.

        The DIP Facility contains certain restrictive covenants, which include limitations on the incurrence of additional guarantees, liens and indebtedness, the sale of assets, and the funding of capital expenditures. The DIP Facility also requires that the Company meet certain financial covenants, which became effective for periods beginning May 1, 2003. The Company believes that it is in material compliance with all of the requirements of the DIP Facility.

        On July 10, 2003, the Company made a mandatory prepayment of principal on the DIP Facility in connection with an asset sale. As a result, the total commitment for the entire DIP Facility was reduced to $1,499,032 and the total commitment of the Tranche B Loan was reduced to $199,032. As of September 30, 2003, $199,032 under the Tranche B Loan has been drawn and $5,000 under the Tranche A Loan has been drawn, leaving availability of $1,295,000 under the Tranche A Loans.

        On September 12, 2003, Amendment No. 8 to the DIP Facility became effective. Under the terms of Amendment No. 8 to the DIP Facility, the Company and the DIP Lenders agreed that certain capital expenditures incurred by certain parties to the DIP Facility would be allocated among certain other parties to the DIP Facility, with such allocation to be made based upon the number of subscribers attributable to each entity benefiting from any such capital expenditures. A copy of Amendment No. 8 to the DIP Facility was filed by the Company with the SEC on Form 8-K on September 29, 2003.

        On October 10, 2003, Amendment No. 9 to the DIP Facility became effective. Under the terms of Amendment No. 9 to the DIP Facility, the Company and the DIP Lenders agreed to modify the definition of EBITDAR with respect to the Century-TCI California, L.P. Borrower Group to give effect to a previously announced rate refund and rate modification in the City of Los Angeles. In addition, under the terms of Amendment No. 9 to the DIP Facility, the time period for delivery of the 2002 audited financial statements to the DIP Lenders was extended to April 15, 2004. A copy of Amendment No. 9 to the DIP Facility will be filed by the Company with the SEC on Form 8-K on October 28, 2003.

Co-Borrowing Credit Facilities

        As disclosed in the Company’s Current Report on Form 8-K filed on May 24, 2002, various subsidiaries of the Company have entered into co-borrowing credit facilities with certain entities owned by the Rigas Family. Historically, the Company’s financial statements reported borrowings attributable only to the Company under such co-borrowing credit facilities and provided footnote disclosure as to the total amount of borrowings permitted under such facilities without disclosing the amount of borrowings attributable to entities owned by the Rigas Family. Therefore, the entire co-borrowing credit facilities were not reflected as indebtedness on the Company’s historical financial statements.

        As discussed in Note 1, at this time, PwC has not completed its audits of the Company’s financial statements as of and for the years ended December 31, 2002 and 2001 and the Company expects to restate its financial statements as of and for the years ended December 31, 2000 and 1999 and its interim financial statements for 2001 and possibly other periods. As disclosed in its Current Reports on Form 8-K filed on May 24 and June 10, 2002, after initial discussions with the SEC in early May 2002, the Company announced on May 24, 2002 that it had tentatively concluded that it would increase the Company’s indebtedness by $2,846,156 to reflect the full amount of borrowings by entities owned by the Rigas Family for which subsidiaries of the Company are jointly and severally liable. Accordingly, the accompanying unaudited consolidated financial statements reflect an increase of $2,846,156 of such indebtedness of parent and subsidiary debt in liabilities subject to compromise with a corresponding receivable from such Rigas Entities reflected as a reduction in stockholders’ equity. Since consultations are continuing with the SEC and PwC, and PwC has not yet completed its audit of the Company’s financial statements, the accounting treatment for the increase in parent and subsidiary debt and the reduction in stockholders’ equity for the corresponding receivable reflected in the accompanying unaudited financial statements has yet to be finalized. The final accounting treatment may result in materially different treatment from that presented herein.

        On July 6, 2003, the Official Committee of Unsecured Creditors (the “Creditors’ Committee”) filed an adversary proceeding against the Debtors’ Pre-Petition Agents and Pre-Petition Secured Lenders (collectively, the “Defendants”) on behalf of the Debtors and their estates seeking, among other things, to: (i) recover as fraudulent transfers the principal and interest paid by the Debtors to the Defendants; (ii) avoid as fraudulent transfer obligations the Debtors’ obligation, if any, to repay the Defendants; (iii) recover damages for breaches of fiduciary duties to the Debtors and for aiding and abetting fraud and breaches of fiduciary duties by the Rigas Family; (iv) equitably disallow, subordinate or re-characterize each of the Defendants’ claims in the Debtors’ bankruptcy proceedings; (v) avoid and recover certain preferential transfers made to certain of the Defendants; and (vi) recover damages for violations of the Bank Holding Company Act. On July 29, 2003, the Bankruptcy Court entered a Stipulation and Order Regarding (a) the Creditors’ Committee’s Motion for Leave to Prosecute Claims and Causes of Action Against the Defendants, (b) the Equity Committee’s Motion to Intervene in the Adversary Proceeding and (c) the Pre-Petition Agents’ Responses in Opposition to the Motion of the Creditors’ Committee and the Equity Committee and Alternative Motions to Dismiss the Creditors’ Committee’s Complaint. On July 31, 2003, the Equity Committee filed a motion seeking authority to file additional claims against the Pre-Petition Lenders. By decision and order of the Bankruptcy Court, on August 5, 2003, the Bankruptcy Court determined that the Creditors’ Committee had met the applicable legal standards to assert claims on behalf of the Debtors.

Parent and Subsidiary Debt

        The following information is an update of certain disclosures relating to the book value of the Company’s debt, as reflected on its books and records, included in Note 4 to Adelphia’s consolidated financial statements contained in the Annual Report on Form 10-K as of and for the year ended December 31, 2000. The book value of such indebtedness does not necessarily reflect the amount of the claim of the holders’ of such indebtedness in the Company’s bankruptcy proceeding.

Parent Debt:	September 30, 2003
9 1/4% Senior Notes due 2002	$325,000
8 1/8% Senior Notes due 2003	149,817
10 1/2% Senior Notes due 2004	150,000
7 1/2% Senior Notes due 2004	100,000
10 1/4% Senior Notes due 2006	487,698
9 7/8% Senior Notes due 2007	348,417
8 3/8% Senior Notes due 2008	299,438
7 3/4% Senior Notes due 2009	300,000
7 7/8% Senior Notes due 2009	350,000
9 3/8% Senior Notes due 2009	497,048
10 7/8% Senior Notes due 2010	745,316
10 1/4% Senior Notes due 2011	1,000,000
6 % Convertible Subordinated Notes due 2006	1,024,924
3 1/4% Convertible Subordinated Notes due 2021	978,253
9 7/8% Senior Debentures due 2005	129,286
9 1/2% Pay-In-Kind Notes due 2004	31,847

Total parent debt	$6,917,044

Subsidiary Debt:
Notes to banks	$3,970,531
DIP Facility	204,032
10 5/8% Senior Notes of Olympus due 2006	202,243
11% Senior Subordinated Notes of FrontierVision Due 2006	207,953
11 7/8% Senior Discount Notes Series A of FrontierVision due 2007	244,639
11 7/8% Senior Discount Notes Series B of FrontierVision due 2007	89,953
Zero Coupon Senior Discount Notes of Arahova due 2003	412,601
9 1/2% Senior Notes of Arahova due 2005	250,590
8 7/8% Senior Notes of Arahova due 2007	245,371
8 3/4% Senior Notes of Arahova due 2007	219,168
8 3/8% Senior Notes of Arahova due 2007	96,046
8 3/8% Senior Notes of Arahova due 2017	94,924
Senior Discount Notes of Arahova due 2008	348,086
Other subsidiary debt and capital leases	188,634

Total subsidiary debt	$6,774,771

Total parent and subsidiary debt, exclusive of co-borrowing credit facilities	13,691,815
Debt under co-borrowing credit facilities attributable to Rigas Entities	2,846,156

$16,537,971

        In connection with the Company’s ongoing review of its books and records and other information, an adjustment was made for liabilities subject to compromise regarding classification of leases. For purposes of this report only, leases which are being paid on a current basis, have not been treated as liabilities subject to compromise.

        Total parent and subsidiary debt, exclusive of debt under co-borrowing credit facilities attributable to Rigas Entities, of $13,691,815 consists of liabilities subject to compromise of $13,421,600, bank financing under the DIP Facility of $204,032 and capital leases of $66,183.

Weighted average interest rate payable by subsidiaries
under credit agreements with banks	4.82%

Interest Expense

        Interest expense totaled $32,591 and $524,699 for the one and fifteen month periods ended September 30, 2003, respectively, of which $12,337 and $200,948 is attributable to the Rigas Entities under co-borrowing credit facilities. In accordance with SOP 90-7, interest expense is reported only to the extent that it will be paid during Chapter 11 proceedings or will be allowed on a secured or unsecured claim. Had the Company not filed voluntary petitions under Chapter 11, the amount of interest expense that would have been reported in the unaudited consolidated statement of operations, for the one and fifteen month periods ended September 30, 2003 is $94,214 and $1,439,995, respectively.

Other

        By order dated August 7, 2003, the Bankruptcy Court ordered that the Rigas family could cause the Rigas Entities to pay on their behalf certain defense costs, not to exceed $15,000 in the aggregate. The order does not require any Debtor to advance funds of any Debtor’s estate for such defense costs. Adelphia and the Creditors’ Committee both appealed the order. The United States District Court for the Southern District of New York temporarily stayed the order. On September 2, 2003, the Bankruptcy Court approved a stipulation and order between the Debtors, the Rigas Family and certain other parties that allowed the Rigas Entities to advance up to $15,000 in defense costs to the Rigas Family, acknowleged that certain Rigas Entities were in default under certain co-borrowing facilities and delegated certain management rights to the Company with respect to the Rigas Entities. As of September 30, 2003, the Rigas Entities had advanced $3,700 to the Rigas Family for defense costs in accordance with the stipulation.

3. Correction in Accounting Policies and Practices / Provision for Accounting Changes

        Effective January 1, 2003, the Company, as part of its ongoing review of its historical books and records and its financial statements, corrected certain of its erroneous accounting policies and practices for Property, Plant and Equipment (“PP&E”) relating to the capitalization of labor, labor-related costs, certain overhead costs, and certain materials (collectively, “Capitalized Costs”) used in the maintenance of its cable systems. The erroneous capitalization of costs that were corrected included, among other things, Capitalized Costs for service calls and normal, ongoing maintenance to cable systems. Some of the items that had been capitalized included system electrical power, converter repairs, equipment repairs and maintenance contracts. The Company believes that the corrections were necessary in order to be in compliance with GAAP. At the time the Company filed its current report on Form 8-K dated February 25, 2003, the Company was still evaluating Capitalized Costs related to installation activities and internal construction (collectively, “Capitalized Installation and Construction Activities”).

        In April 2003, the Company corrected its erroneous accounting policies and practices related to Capitalized Installation and Construction Activities and recorded an adjustment of approximately $15,000 in the April 2003 accounting month to correct for these errors for the months of January through March 2003. These errors included the incorrect capitalization of reconnect and disconnect activities, which are prohibited by GAAP, as well as the improper capitalization or overcapitalization of certain overhead costs. This adjustment had the effect of increasing expenses and reducing capital expenditures in April 2003. The Company had been recording a monthly provision in 2003 of $2,000 for estimated accounting changes. In conjunction with the corrections made in April 2003 for Capitalized Installation and Construction Activities, the Company discontinued recording the estimated provision and reversed the $6,000, which had been previously recorded in 2003.

        The Company has not restated previously filed Adelphia Monthly Operating Reports and has not completed its review and analysis of its new accounting policies and practices for PP&E relating to Capitalized Costs, including Capitalized Installation and Construction Activities, on the financial statements for the years ended December 31, 2002, 2001, 2000 and 1999. However, the Company has recorded total adjustments of $144,000 in 2002 for estimated corrections in accounting polices and practices, comprised of (i) a May 2002 adjustment expensing approximately $21,000 for certain costs erroneously capitalized under Rigas Management accounting policies and practices, (ii) a December 2002 adjustment expensing approximately $21,000 for certain costs erroneously capitalized under Rigas Management accounting policies and practices, and (iii) an estimated provision for accounting changes of $51,000 in June 2002 and $8,500 per month from July 2002 through December 2002.

        The Company estimates that the new accounting policies and practices relating to Capitalized Costs, including Capitalized Installation and Construction Activities, for PP&E will increase expenses and decrease capital expenditures by approximately $300,000 on an annualized basis in 2003 as compared to the accounting policies and practices of the Company under Rigas Management. The impact of the new accounting policies and practices relating to Capitalized Costs, including Capitalized Installation and Construction Activities, for PP&E on the Company’s results of operations will vary based upon levels of activities; therefore, the estimated $300,000 annualized impact for 2003 is not necessarily indicative of actual results for the year ended December 31, 2003 or of corrections that may be made for the years ended December 31, 2002, 2001, 2000 and 1999. Furthermore, the Company is currently unable to determine the impact on depreciation expense attributable to these corrections for any period since the adjustments to the historical costs of PP&E for 2002, 2001, 2000 and 1999 have not yet been finalized. The impact of these changes and any other further changes will likely be material.

        Additionally, management has not completed its overall review of the Company’s historical books and records, accounting policies and practices and financial statements, and accordingly, the Company may record additional adjustments for corrections in erroneous accounting policies and practices in addition to those adjustments already recorded for PP&E, and such adjustments may be material.

        PwC has not completed its audit of the Company’s books for any period and their audit could result in further adjustments to the Company’s results of operations and those adjustments could be material.

        Furthermore, as additional information becomes available, the Company will make necessary adjustments to current periods in 2003 to the extent that they impact post bankruptcy periods. These adjustments may be material to the accompanying unaudited financial statements.

4. Liabilities Subject to Compromise

        As discussed in Note 1 to the accompanying unaudited consolidated financial statements, the Company has been operating as a debtor-in-possession under Chapter 11 since June 25, 2002. The Company is authorized to operate its business in the ordinary course.

        As a result of the Chapter 11 filing, all actions to collect the payment of pre-petition indebtedness are subject to compromise or other treatment under a plan or plans of reorganization. Generally, actions to enforce or otherwise effect payment of pre-Chapter 11 liabilities are stayed. Although pre-petition claims are generally stayed, as part of the first day orders and subsequent motions granted by the Bankruptcy Court, the Bankruptcy Court approved Adelphia’s motions to pay certain pre-petition obligations including, but not limited to, employee wages, salaries, commissions, incentive compensation and other related benefits. The Company has been paying and intends to continue to pay undisputed post-petition claims in the ordinary course of business. In addition, the Company may reject pre-petition executory contracts and unexpired leases with the approval of the Bankruptcy Court. Any damage resulting from rejection of executory contracts and unexpired leases are treated as general unsecured claims and will be classified as liabilities subject to compromise. Adelphia will notify all known claimants of the bar date and their need to file a proof of claim with the Bankruptcy Court. A bar date is the date by which claims against the Company must be filed if a claimant disagrees with how such claimant’s claim appears on the Debtor’s Schedules. On October 2, 2003, the Company filed a motion requesting the establishment of the deadline for filing proofs of claim against the Debtors’ estates (the “Bar Date”) and approving the form and manner of providing notice of the Bar Date. The Company has requested a bar date of January 9, 2003 at 5:00 P.M. (Eastern Time). A hearing on the motion is scheduled for October 24, 2003. Differences between liability amounts estimated by the Company and claims filed by creditors will be investigated and the Bankruptcy Court will make a final determination of the allowable claim. The determination of how liabilities will ultimately be settled and treated cannot be made until the Bankruptcy Court approves a Chapter 11 plan or plans of reorganization as discussed in Note 1. Accordingly, the ultimate amount of such liabilities is presently not determinable. On July 31, 2003, each Debtor filed with the Bankruptcy Court its Schedules of Liabilities and Statements of Financial Affairs. On or about October 8, 2003, the Company filed its First Amendments to its Schedules of Liabilities and Statements of Financial Affairs. By order dated July 22, 2003, the Bankruptcy Court granted the Company an extension through October 20, 2003 to file its Schedules of Assets. The Company has a pending motion seeking a further extension of its time to file its Schedules of Assets through January 15, 2003. A hearing on the motion is scheduled for November 12, 2003.

        As of September 30, 2003, the Company had liabilities subject to compromise of $46,302,873. Liabilities subject to compromise have been reported in accordance with SOP 90-7. Such amounts may be subject to future adjustments depending on Bankruptcy Court actions, further developments with respect to disputed claims, determinations of the secured status of certain claims, the values of any collateral securing such claims, or other events. Such adjustments may be material to the amounts reported as liabilities subject to compromise.

        Valuation methods used in Chapter 11 reorganization cases vary depending on the purpose for which they are prepared and used and are rarely based on GAAP, the basis of which the accompanying financial statements are prepared, unless otherwise noted. Accordingly, the values set forth in the accompanying unaudited consolidated financial statements are not likely to be indicative of the values presented to or used by the Bankruptcy Court.

5. Non-Recurring Professional Fees and Reorganization Expenses Due to Bankruptcy

        The Company is incurring certain non-recurring professional fees that, although not directly related to the Chapter 11 filing, relate to the Company’s reorganization and have been incurred in response to the actions taken by Rigas Management. These expenses include the re-audit, legal, special investigation and forensic consultant fees of the Company and the Special Committee of the Board of Directors and have been included in non-recurring professional fees in the accompanying unaudited consolidated statements of operations. Based on the Company’s interpretation of SOP 90-7, only those fees directly related to the Chapter 11 filing should be expensed and included in reorganization expenses due to bankruptcy in the unaudited consolidated statements of operations. These expenses include legal, restructuring and financial consultant fees for the Company and for Committee representatives.

6. Accounts Payable, Accrued Expenses and Other Liabilities

        To the Company’s knowledge, all undisputed post-petition trade payables are current and all premiums for insurance policies, including all workers’ compensation and disability insurance policies, required to be paid are fully paid as of September 30, 2003.

        As stated in Note 1, the Company is reviewing its books and records and other information on an ongoing basis to determine whether the accompanying unaudited consolidated financial statements should be supplemented or otherwise amended. Management is currently performing a review to substantiate the completeness of all liabilities. Such review is ongoing and may result in additional adjustments to the accompanying unaudited consolidated financial statements.

7. Preferred Stock

        In accordance with the accounting direction provided in SOP 90-7, the Company has discontinued accruing for its preferred stock dividends as of June 25, 2002, the filing date of the Chapter 11 cases. Had the Company not filed voluntary petitions under Chapter 11, preferred stock dividends would have been $5,750 and $86,250 for the respective one and fifteen month periods ended September 30, 2003.

        On August 11, 2003, the Debtors initiated an adversary proceeding against the holders of various series of preferred stock of Adelphia (the “Preferred Stockholders”), seeking, among other things, to enjoin the Preferred Stockholders from exercising certain purported rights to elect directors to the Board of Directors due to Adelphia’s failure to pay dividends and alleged breaches of debt-like covenants contained in the Certificates of Designations relating to the preferred stock. On August 13, 2003, certain of the Preferred Stockholders filed an action in the Delaware Chancery Court seeking a declaratory judgment of their purported right to appoint two directors to the Board of Directors (the “Delaware Action”). On August 13, 2003, the Bankruptcy Court granted the Debtors a temporary restraining order, which, among other things, stayed the Delaware Action and temporarily enjoined the Preferred Stockholders from exercising their purported rights to elect directors to the Board of Directors. Thereafter, the Delaware Action was withdrawn.

8. Intercompany Receivables and Payables

        The accompanying unaudited consolidated financial statements include intercompany receivables and payables related to all of Adelphia’s majority-owned subsidiaries and subsidiaries that are at least 50% owned and controlled by the Company. The intercompany receivables and payables are presented at the gross amount with the total receivables balance included in assets and the total intercompany payables balance included in liabilities in the accompanying unaudited consolidated balance sheet. Intercompany payables have been segregated between pre- and post- bankruptcy petition and none of the intercompany balances have been collateralized. The intercompany balances do not net to zero as the Non-Filing Entities and CMLCV have not been included in the accompanying consolidated financial statements, as discussed in Note 1.

9. Related Party Receivables and Payables

        Related party receivables and payables represent advances to and payables from certain related parties, including TelCove and entities owned and/or controlled by the Rigas Family. Related party receivables and payables are presented at the gross amount with the total receivable balance included in assets and the payables included in the liabilities in the accompanying unaudited consolidated balance sheet. Related party payables have been segregated between pre- and post-bankruptcy petition, and none of the related party balances have been collateralized. Management is continuing to evaluate the recoverability of related party receivables and may record reserves against such receivables in the future.

10. Cash and Cash Equivalents and Restricted Cash

        The Company considers all highly liquid investments with a maturity date of three months or less to be cash equivalents.

        As of September 30, 2003, the Company has restricted cash of $41,667 relating to proceeds from the Tranche B Loan which are subject to issued letters of credit. In addition, as required by an agreement with the Company’s insurance provider, the Company has restricted cash for the payment of franchise obligations in the amount of $21,153. Also included in restricted cash is $13,185 related to revenue received from customers which was placed in trust as a result of a dispute arising from the acquisition of certain cable systems from Verizon Media Ventures, Inc. (“Verizon”), as discussed in Note 14. The remainder of the restricted cash balance consists of cash collateral supporting obligations under certain of the Company’s franchise agreements and surety bonding obligations.

11. Subscriber Receivables

        Subscriber receivables consist of monthly amounts due from the Company’s customers and are reported net of allowance for doubtful accounts of $12,776.

12. Prepaid Expenses and Other Assets — Net

        Included in prepaid expenses and other assets — net are unamortized deferred financing fees of $154,976 relating to pre-petition debt obligations. Such amounts are not currently being amortized. See Note 4 to these unaudited consolidated financial statements for further discussion. SOP 90-7 requires that in cases where the underlying debt becomes an allowed claim and the allowed claim differs from the net carrying amount of the debt, the amount of the debt will be adjusted for any unamortized deferred loan fees to equal the value of the allowed claim. Any gain or loss from such adjustments to the underlying debt as compared to the allowed claim will be reflected in the statement of operations.

13. Other-than-Temporary Impairment of Investments, Long-Lived Assets and Certain Other Assets

        As discussed in Note 1, the Company is reviewing its books and records and other information on an ongoing basis to determine whether the accompanying unaudited consolidated financial statements should be supplemented or otherwise amended. Additionally, as discussed in Note 1, PwC has not completed its audit as of and for the years ended December 31, 2002 and 2001 or its re-audit as of and for the years ended December 31, 2000 and 1999. The Company is performing an evaluation of impairment related to several investments and long-lived and certain other assets. This evaluation includes a review of the accounting treatment when the transaction originated and a review of the accounting subsequent to the date of origination, including periodic evaluations for impairment. These evaluations may result in adjustments to the unaudited consolidated financial results contained herein and financial statements as of and for the periods ended December 31, 2002, 2001, 2000 and 1999. The adjustments may be material to these periods.

        Listed below are certain investments and other assets for which (with the exception of property, plant and equipment and intangible assets) the Company has recorded an asset impairment charge during the fifteen month period ended September 30, 2003. All adjustments to be made to prior periods as a result of the Company’s restatement of prior year financial statements have not been reflected in the unaudited consolidated financial statements contained herein pending the completion of the audit as of and for the years ended December 31, 2002 and 2001 and the re-audits as of and for the years ended December 31, 2000 and 1999.

        The tables below present the impairment of long-lived and other assets and other than temporary impairment of investments and other assets that have been recorded by the Company since July 1, 2002.

Impairment of Long-Lived and Other Assets:
Fifteen Months Ended September 30, 2003
Internal Operations, Call Center and Billing System	$63,910
Competitive Local Exchange Carriers	8,224

$72,134

Other-than-Temporary Impairment of Investments and Other Assets:
Fifteen Months Ended September 30, 2003
Devon Mobile Communications, L.P.	$105,954
Buffalo Sabres	68,612
Interactive Digital TV Investments	5,387
Praxis Capital Ventures, L.P.	2,300

$182,253

Internal Operations, Call Center and Billing System

        From 1998 through mid-2002, the Company was developing an internal operations, call center and billing system known as “Convergence”. After careful evaluation of the functionality and usability of Convergence, the Company decided not to pursue continued rollout and terminated additional funding for the system. In October 2002, the Company recognized an impairment charge related to the abandonment of the Convergence system in the amount of $63,910. Additional adjustments totaling $7,610 were recorded in October to reclassify payroll and other operating expenses improperly capitalized during 2002. The Company’s remaining investment in this system of approximately $30,000 will be adjusted in connection with the restatement of its prior year financial statements.

Closure of the Competitive Local Exchange Carriers (“CLECs”)

        In August 2002, the Company filed a motion with the Bankruptcy Court for approval to close operations in 14 markets that were served by the Company’s CLECs. The CLECs provided local telephone service to certain geographic markets and competed with local telephone exchange carriers. The Company’s Board of Directors approved the closure, and approval was granted by the Bankruptcy Court by order dated September 25, 2002. The Company expects that, in connection with the restatement of its financial statements for prior periods, the property, plant and equipment associated with these CLECs will be written down by approximately $100,000. The remaining net book value of the property, plant and equipment of approximately $20,000 was depreciated over its estimated remaining useful life beginning in November 2002 through April 2003. Furthermore, in November 2002, the Company recognized an additional impairment of $6,873 on certain of its CLEC assets that are expected to be sold and recorded a reserve on its CLEC trade accounts receivables of $1,351.

Devon Mobile Communications, L.P.

        The Company is a 49.9% Limited Partner in Devon Mobile Communications, L.P., (“Devon Mobile”), a Delaware limited partnership which, through its subsidiaries, holds licenses to operate regional wireless telephone businesses in several states. Devon Mobile had certain business and contractual relationships with the Company and with former subsidiaries or divisions of the Company which were spun-off as TelCove in January 2002. In late May 2002, the Company notified Devon L.P., Inc., the General Partner of Devon Mobile, that it would likely terminate certain discretionary operational funding to Devon Mobile. In July 2002, the Company understood that its former subsidiary, TelCove, elected to terminate certain services significant to Devon Mobile’s operations. Devon Mobile filed voluntary petitions to reorganize under chapter 11 with the U.S. Bankruptcy Court (the “Devon Bankruptcy Court”) on August 19, 2002. In July 2002, the Company recorded an asset impairment reserve against the investment in and receivables from Devon Mobile of $1,221 and $53,646, respectively. In November 2002, the Company refined its evaluation of exposure to Devon Mobile and recorded additional impairments of $51,087, which related primarily to the Company’s guarantee of certain obligations of Devon Mobile, other receivables from Devon Mobile, and an incremental investment in Devon Mobile that is expected to result from the Company’s restatement of prior year financial information. As of November 2002, the Company has fully reserved for its investment and receivables in Devon Mobile. On January 17, 2003, the Company filed proofs of claim against Devon Mobile and its subsidiaries for approximately $130,100 in debt and equity claims, as well as an additional claim of approximately $34,000 relating to its guarantee of certain Devon Mobile obligations (collectively, the “Company Claims”). On June 23, 2003, Devon filed a disclosure statement for the joint plan of liquidation (the “Disclosure Statement”). On or about July 25, 2003, the Devon Bankruptcy Court approved the Disclosure Statement. The Devon Bankruptcy Court approved Devon’s joint plan of liquidation at a confirmation hearing on September 17, 2003. According to the Disclosure Statement, Devon Mobile and the Official Committee of Unsecured Creditors appointed in the Devon Mobile chapter 11 cases disagree with the Company Claims and intend to file an objection seeking an order eliminating such claims in their entirety. As of the date hereof, Devon Mobile has not objected to the Company Claims.

Buffalo Sabres

        As disclosed in the Company’s Current Report on Form 8-K filed on May 24, 2002, the Company had entered into various arrangements with Niagara Frontier Hockey, L.P. (“NFHLP”), a Delaware limited partnership owned by the Rigas Family. Among other assets, NFHLP owned the Buffalo Sabres, a National Hockey League team. The Company made approximately $165,000 of loans and advances, including accrued interest, to NFHLP and its subsidiaries. In November 2002, the Company recognized impairments of those loans and advances of $31,447. On January 13, 2003, NFHLP and certain of its subsidiaries (the “Niagara Debtors”) filed voluntary petitions to reorganize under Chapter 11 of the U.S. Bankruptcy Code in the U.S. Bankruptcy Court for the Western District of New York (the “NFHLP Bankruptcy Court”).

        On or about March 13, 2003, certain of the Niagara Debtors entered into an Asset Purchase Agreement with Hockey Western New York LLC for the sale of certain assets and assumption of certain liabilities of NFHLP. In March 2003, the Company recognized an additional impairment of $37,922 as a result of the then pending sale of certain assets, including the Buffalo Sabres, and assumption of certain liabilities of NFHLP. On April 23, 2003, the sale was completed. The Company did not recover any of its loans and advances in NFHLP from such sale. The March 2003 impairment charge, combined with the November 2002 charge, and with anticipated adjustments related to restatement of the Company’s prior year financial statements, completely wrote off the Company’s loans and advances in NFHLP and its subsidiaries. On or about August 14, 2003, the NFHLP Bankruptcy Court approved the Niagara Debtors’ Disclosure Statement. On September 25, 2003, the NFHLP Bankruptcy Court approved the NFHLP joint plan of liquidation.

Interactive Digital TV Investments

        The Company has investments in interactive digital TV product ventures. In November 2002, the Company recognized a loss of $3,690 in connection with the expiration of certain warrants received in connection with its Interactive Digital TV product ventures. In December 2002, the Company recognized a loss of $1,697 for declines in investment value deemed other than temporary. These adjustments, coupled with expected prior period adjustments, reduce the Company’s investment in such ventures to approximately $200.

Praxis Capital Ventures, L.P.

        As disclosed in the Company’s Current Report on Form 8-K filed on May 24, 2002 the Company entered into certain transactions with Praxis Capital Partners, LLC (“Praxis Capital”), a Delaware limited liability company and Praxis Capital Management, LLC, a Delaware limited liability company, through Praxis Capital Ventures, L.P. (“PCVLP”), a Delaware limited partnership in which ACC Operations, Inc. (a wholly-owned Company subsidiary) is a 99.5% Limited Partner. Formed in June 2001, PCVLP focused on private equity investments in the telecommunications market. At June 30, 2002, the net book value of the Company’s portion of these investments was approximately $1,247. In addition, the Company had recorded $1,053 of prepaid management service fees to PCVLP. In July 2002, the Company recorded a reserve of $2,300 relating to PCVLP. The Company is continuing to evaluate the PCVLP investments, which consist primarily of investments in private companies whose securities have no actively traded market. By order dated October 20, 2003, the Debtors rejected the partnership agreement with Praxis Capital.

        Peter L. Venetis, the son-in-law of John J. Rigas and a former director of the Company, is the managing director of Praxis Capital Management, LLC.

Property, Plant and Equipment, and Intangible Assets

        As stated previously, the Company’s property, plant and equipment and intangible assets are currently being evaluated by management for asset impairment and other issues. These issues include the ownership of assets, prior capitalization policies, estimated useful lives, amounts allocated to specific assets in connection with acquisitions, and impairment. The complete results of these evaluations are unknown at this t me but could result in material adjustments to the net book value of property, plant and equipment and intangible assets at December 31, 2002, 2001, 2000 and 1999, as well as results of operations for the periods then ended.

        As more fully discussed in Note 3, the Company has corrected many of its erroneous accounting policies and practices for PP&E with respect to the accounting for Capitalized Costs and Capitalized Installation and Construction Activities for the nine months ended September 30, 2003. The Company is continuing its review of the historical books and records and other information; accordingly, these issues should not be considered the only issues related to these assets that are under evaluation by the Company, and the Company reserves the right to amend, update or supplement this information.

14. Verizon Acquisition

        On February 28, 2002, Adelphia issued 2,112,305 shares of Adelphia stock to Verizon in exchange for certain cable systems owned by Verizon in California. Subsequent to this acquisition, certain franchise authorities filed suit against Verizon and Adelphia asserting that Verizon had not received approval from the franchise authorities for the sale as required by the franchise agreement. On May 15, 2002, the courts granted a temporary restraining order to unwind the sale. Because Verizon had vacated the area, the court ordered Adelphia to provide service on behalf of Verizon to customers in the franchise area. In addition, Adelphia was prohibited from using any funds received from these customers and was required to place all funds received from these customers in a trust account. As a result of the March 2002 temporary restraining order, Adelphia deferred the revenue received from these customers but continued to expense the costs of providing services to these customers. In the second quarter of 2003, upon appeal, the preliminary injunction was vacated. The preliminary injunction had no continuing legal effect and Adelphia, upon request, was entitled to use the funds placed in trust. As a result of the appeals court ruling, Adelphia recognized revenue, which had been deferred in prior periods, of $18,100 in June 2003.

15. Net Loss Per Weighted Average Share of Common Stock

        Basic net loss per weighted average share of common stock is computed based on the weighted average number of common shares outstanding after giving effect to dividend requirements on the Company’s preferred stock (see Note 7). Diluted net loss per common share is equal to basic net loss per common share because the Company’s convertible preferred stock and outstanding stock options have an antidilutive effect for the periods presented. In the future, however, the convertible preferred stock and outstanding stock options could have a potentially dilutive effect on earnings per share.

16. Supplemental Cash Flow Information

        Cash payments for interest were $30,889 and $495,149 for the one and fifteen month periods ended September 30, 2003, respectively. Included in these amounts are cash payments made by the Company on behalf of the Rigas family entities of $13,012 and $211,981 for the one and fifteen month periods ended September 30, 2003, respectively, for interest on the co-borrowing credit facilities. Such payments are included in the related party receivables and payables, net in the accompanying unaudited consolidated statements of cash flows.

17. EBITDA

        The following is a summary of Earnings Before Interest, Taxes, Depreciation and Amortization (“EBITDA”) from the accompanying unaudited consolidated statements of operations for the one and fifteen month periods ended September 30, 2003. EBITDA is an alternative performance measure that is customarily used by companies that own, operate and manage cable television systems and other related telecommunications businesses. Management believes that EBITDA provides an alternative measure that is useful in evaluating the Company’s liquidity. EBITDA is not a performance measure in accordance with GAAP and the use of EBITDA is not meant to replace or supercede any information presented in accordance with GAAP.

        On January 22, 2003, the SEC issued its final ruling on “Conditions for Use of Non-GAAP Financial Measures” adopting new rules and amendments to address disclosure or release of certain financial information calculated and presented on a basis other than in accordance with GAAP. This ruling, known as Regulation G, requires disclosure or release of such non-GAAP financial measures to include a presentation of and reconciliation to the most directly comparable GAAP financial measure. Since EBITDA can be used as either a performance or liquidity measure, presented below is a reconciliation of EBITDA to net loss and net cash provided by operating activities as presented in the accompanying unaudited consolidated financial statements.

Reconciliation of EBITDA to Net Loss Applicable to Common Stockholders
	Month Ended September 30, 2003	Fifteen Months Ended September 30, 2003
EBITDA	$77,463	$885,157
Adjustments to reconcile EBITDA to net loss
applicable to common stockholders:
Depreciation and amortization	(72,827)	(1,096,730)
Interest expense	(32,591)	(524,699)

Net loss applicable to common stockholders	$(27,955)	$(736,272)

Reconciliation of EBITDA to Net Cash Provided by Operating Activities
	Month Ended September 30, 2003	Fifteen Months Ended September 30, 2003
EBITDA	$77,463	$885,157
Adjustments to reconcile EBITDA to net cash
provided by operating activities:
Amortization of bank financing costs	2,058	29,929
Impairment of long-lived and other assets	--	72,134
Other-than-temporary impairment of investments
and other assets	--	182,253
Minority interest in earnings (losses) of subsidiaries -
net	1,223	(8,066)
Gain on sale of assets - net	--	(1,969)
Reorganization expenses due to bankruptcy	6,746	112,242
Non-recurring professional fees, net of amounts paid	2,204	20,960
Change in Assets and Liabilities:
Subscriber receivables - net	(17,226)	(11,365)
Prepaid expenses and other assets - net	(12,983)	(52,422)
Accounts payable	26,148	270,799
Subscriber advance payments and deposits	10,816	22,280
Accrued interest and other liabilities	(5,913)	58,314
Intercompany receivables and payables - net	150	(18,387)
Reorganization expenses paid during the period	(5,894)	(84,291)
Interest expense	(32,591)	(524,699)

Net cash provided by operating activities	$52,201	$952,869

18. Century-ML Cable Venture Bankruptcy Filing

        On September 30, 2002, CMLCV, a 50/50 joint venture between Century and ML Media Partners, L.P. (“ML Media”) filed a voluntary petition to reorganize under Chapter 11 in the Bankruptcy Court. This bankruptcy proceeding is administered separately from that of Adelphia. CMLCV is operating its business as a debtor-in-possession and is continuing to serve its subscribers in three communities in Puerto Rico. At this time, CMLCV is expected to generate sufficient cash to fund foreseeable operations and capital requirements. The CMLCV Chapter 11 filing is not expected to have a material impact on the operations of CMLCV’s subsidiary, Century-ML Cable Corporation, which serves other communities in Puerto Rico.

        As of September 30, 2003, CMLCV’s total assets, total liabilities and equity were $133,852, $14,292 and $119,560, respectively. For the month ended September 30, 2003, CMLCV’s revenue and operating income were $1,107 and $417, respectively.

        CMLCV, since October 2002, has been filing a separate monthly operating report with the Bankruptcy Court. As more fully disclosed in CMLCV’s separate Monthly Operating Report, there is litigation pending in the Bankruptcy Court between ML Media and CMLCV, Century, the Company and Highland Holdings, L.P. (“Highland”), a Rigas Family partnership. In connection with the parties’ December 13, 2001 Leveraged Recapitalization Agreement (“Recap Agreement”), there is a pre-petition dispute relating primarily to an alleged secured obligation in the amount of $279,800 to ML Media for its 50% ownership in CMLCV. If there is an adverse outcome against the Company relating to this litigation, the Company may be required to pay $279,800 to ML Media for its 50% ownership in CMLCV, as well as interest and other amounts that may result from the outcome of this litigation, or Century may be required to surrender its 50% ownership in CMLCV to ML Media. A hearing was held on September 24, 2002, and a decision was rendered on January 17, 2003, wherein the Bankruptcy Court; (i) denied all of the parties’ motions for summary judgment on the issue of whether there has been an acceleration of the September 30, 2002 closing date under the Recap Agreement, except that the Bankruptcy Court (ii) found “as a matter of law, that, assuming that the Recap Agreement is enforceable, payment by the Company was due on September 30, 2002 and payment by Adelphia, Century and Highland was due on October 1, 2002, one day later, and that, having failed to make payment, each of the Company, Century and Highland is now in default.” The Bankruptcy Court granted summary judgment only to such extent.

        In a decision and order dated March 31, 2003, the Bankruptcy Court denied ML Media’s request to become manager of the Venture’s cable systems. In a decision and order dated April 21, 2003, the Bankruptcy Court denied ML Media’s motion to dismiss the CMLCV bankruptcy petition, rejecting ML Media’s claim that Century improperly filed the petition without ML Media’s consent. On September 5, 2003, the Bankruptcy Court heard oral argument on ML Media’s motions for summary judgment on, and dismissal of, the counterclaims brought by Adelphia and the Venture to avoid the Recap Agreement. No ruling has yet been issued in connection with these motions. On September 17, 2003, the Bankruptcy Court entered an order authorizing Adelphia’s and Century’s rejection of the Leveraged Recap Agreement.

        On May 12, 2003, the Bankruptcy Court directed ML Media, Century, Adelphia and Highland to enter into mediation to resolve the dispute. Settlement discussions between Adelphia and ML Media are continuing.

        No accrual for the outcome of the above described litigation is included in the accompanying unaudited financial statements.

19. Customers

        The table below provides information on the number of basic customers, digital customers and high speed data customers for the Debtors. This information excludes Non-Filing Entities and Rigas Entities. As further described in its Current Report on Form 8-K filed May 25, 2003, the Company corrected the methodology for calculating customers previously used; therefore, the customer data set forth below may not be comparable to customer data reported prior to this correction.

	September 30, 2003	August 31, 2003
Basic customers	5,078,093	5,063,577
Digital customers	1,822,890	1,806,830
High speed data customers	876,991	839,622

Total revenue generating units	7,777,974	7,710,029

20. Bankruptcy Court Reporting Schedules

        The Bankruptcy Court reporting schedules included in this report beginning on page 24 are for the period from September 1 through September 30, 2003 and have been prepared for the purpose of filing with the Bankruptcy Court and are not required by GAAP. The accompanying Bankruptcy Court reporting schedules, as with all other information contained herein, have been obtained from the books and records of the Company and are unaudited.

ADELPHIA COMMUNICATIONS CORPORATION, et al. (DEBTORS-IN-POSSESSION) BANKRUPTCY COURT REPORTING SCHEDULES Summary
	For the Month Ended September 30, 2003	Reference
Gross wages paid	$47,543,558	Schedule I
Employee payroll taxes withheld	10,795,689	Schedule I
Employer payroll taxes due	3,526,706	Schedule I
Payroll taxes paid*	14,232,189	Schedule II*
Sales and other taxes due	6,579,104	Schedule III
Gross taxable sales	87,357,788	Schedule III
Real estate and personal property taxes paid	8,341,119	Schedule IV
Sales and other taxes paid	6,240,527	Schedule V
Cash disbursements	346,794,692	Schedule VI
Insurance coverage	N/A	Schedule VII

* The amount reported above for payroll taxes paid is based upon the date paid and not the date due.

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(DEBTORS-IN-POSSESSION)
BANKRUPTCY COURT REPORTING SCHEDULES

Schedule I

Court Reporting schedules for Payroll and Payroll Taxes
for the Month Ended September 30, 2003

	Gross	Employee Payroll	Employer Payroll
Week Ending Date	Wages Paid	Taxes Withheld	Taxes Due

September 5, 2003	$23,218,369	$ 5,206,171	$1,705,580
September 19, 2003	$24,325,189	$ 5,589,518	$1,821,126

Total	$47,543,558	$10,795,689	$3,526,706

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(DEBTORS-IN-POSSESSION)
BANKRUPTCY COURT REPORTING SCHEDULES

Schedule II
Pages 1-3 of 3

Court Reporting schedules for Payroll Taxes Paid
for the Month Ended September 30, 2003

Payee	Payroll Taxes Paid	Payment Date
HAB-EIT	$265	9/4/2003
INTERNAL REVENUE SERVICE	3,377	9/4/2003
STATE OF CONNECTICUT	15,565	9/4/2003
STATE OF MARYLAND	837	9/4/2003
STATE OF PENNSYLVANIA	90	9/4/2003
STATE OF VIRGINIA	3,620	9/4/2003
STATE OF WEST VIRGINIA	861	9/4/2003
INTERNAL REVENUE SERVICE	92,123	9/5/2003
NORTH CAROLINA DEPT OF REVENUE	13,726	9/5/2003
OREGON DEPARTMENT OF REVENUE	73	9/5/2003
INTERNAL REVENUE SERVICE	5,961,659	9/8/2003
STATE OF ARIZONA	2,268	9/8/2003
STATE OF CALIFORNIA	178,753	9/8/2003
STATE OF COLORADO	52,827	9/8/2003
STATE OF CONNECTICUT	2,529	9/8/2003
STATE OF IDAHO	6,485	9/8/2003
STATE OF INDIANA	1,257	9/8/2003
STATE OF KANSAS	740	9/8/2003
STATE OF KENTUCKY	22,384	9/8/2003
STATE OF MAINE	26,211	9/8/2003
STATE OF MASSACHUSETTS	24,199	9/8/2003
STATE OF NEW YORK	122,315	9/8/2003
STATE OF OHIO	74,240	9/8/2003
STATE OF OKLAHOMA	506	9/8/2003
STATE OF PENNSYLVANIA	100,134	9/8/2003
STATE OF SOUTH CAROLINA	5,775	9/8/2003
STATE OF VERMONT	16,072	9/8/2003
STATE OF VIRGINIA	67,860	9/8/2003
VILLAGE OF GREENWOOD	344	9/9/2003
ASHTABULA INCOME TAX	656	9/19/2003
BOURBON COUNTY OCCUP	37	9/19/2003
CELINA CITY	251	9/19/2003
CENTRAL COLLECTION AGENCY	31,992	9/19/2003
CITY OF CAMBRIDGE	379	9/19/2003
CITY OF CHILLICOTHE	8,057	9/19/2003
CITY OF CINCINNATI	259	9/19/2003
CITY OF CLEVELAND HEIGHTS	4,145	9/19/2003
CITY OF CONNEAUT	231	9/19/2003
CITY OF DANVILLE	80	9/19/2003
CITY OF HUNTINGTON	354	9/19/2003
CITY OF MACEDONIA	2,784	9/19/2003
CITY OF MARION	855	9/19/2003
CITY OF NEWARK	4,300	9/19/2003
CITY OF PITTSBURGH	869	9/19/2003
CITY OF VAN WERT	68	9/19/2003
DIRECTOR OF FINANCE	256	9/19/2003
INTERNAL REVENUE SERVICE	101,591	9/19/2003
LORAIN CITY TAX	2,475	9/19/2003
MADISON COUNTY	28	9/19/2003
MICHIGAN DEPARTMENT OF REVENUE	197	9/19/2003
MISSISSIPPI STATE TAX COMMISSN	2,617	9/19/2003
MONTANA DEPARTMENT OF REVENUE	1,051	9/19/2003
NEBRASKA DEPARTMENT OF REVENUE	229	9/19/2003
OREGON DEPARTMENT OF REVENUE	75	9/19/2003
RITA	10,354	9/19/2003
SCHOOL DISTRICT INCOME TAX	2,815	9/19/2003
TREASURER CITY OF OWENSBORO	790	9/19/2003
UTAH STATE TAX COMMISSION	528	9/19/2003
VILLAGE OF GREENWOOD	234	9/19/2003
VILLAGE OF MINSTER	160	9/19/2003
VILLAGE OF NORTH KINGSVILLE	78	9/19/2003
WEST VIRGINIA DEPT OF TAX & REV	15,907	9/19/2003
INTERNAL REVENUE SERVICE	6,398,863	9/22/2003
STATE OF ALABAMA	5,318	9/22/2003
STATE OF ARIZONA	2,075	9/22/2003
STATE OF CALIFORNIA	206,521	9/22/2003
STATE OF COLORADO	60,438	9/22/2003
STATE OF CONNECTICUT	2,586	9/22/2003
STATE OF GEORGIA	24,843	9/22/2003
STATE OF IDAHO	5,658	9/22/2003
STATE OF INDIANA	1,181	9/22/2003
STATE OF KANSAS	581	9/22/2003
STATE OF KENTUCKY	25,558	9/22/2003
STATE OF MAINE	32,712	9/22/2003
STATE OF MARYLAND	25,337	9/22/2003
STATE OF MASSACHUSETTS	25,995	9/22/2003
STATE OF NEW YORK	137,201	9/22/2003
STATE OF OHIO	83,213	9/22/2003
STATE OF OKLAHOMA	342	9/22/2003
STATE OF PENNSYLVANIA	100,705	9/22/2003
STATE OF SOUTH CAROLINA	6,269	9/22/2003
STATE OF VERMONT	19,098	9/22/2003
STATE OF VIRGINIA	61,687	9/22/2003
STATE OF WISCONSIN	680	9/22/2003
NORTH CAROLINA DEPT OF REVENUE	13,523	9/23/2003
VILLAGE OF GREENWOOD	8	9/25/2003

TOTAL	$14,232,189

26 - 28

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(DEBTORS-IN-POSSESSION)
BANKRUPTCY COURT REPORTING SCHEDULES

Schedule III
Pages 1-9 of 9

Court Reporting schedules for Sales and Other Taxes Due and Gross Taxable Sales
for the Month Ended September 30, 2003

Taxing Jurisdiction	Sales and Other Taxes Due	Gross Taxable Sales
AL PSC	$--	$3,738
ALABAMA DEPT. OF REVENUE	327	5,448
ALAMEDA COUNTY	1	15
ALBANY COUNTY	--	A
ALBEMARLE COUNTY	4,386	A
AMHERST COUNTY TREASURER	8	A
ARIZONA DEPARTMENT OF REVENUE	55	1,139
ARKANSAS DEPARTMENT OF REVENUE	1	16
ASHLAND INDEPENDENT BOARD OF EDUCATION	10,578	352,595
AUGUSTA COUNTY	10	A
BANK OF AMERICA	434	--
BATH COUNTY SCHOOL DISTRICT	1,279	42,643
BEDFORD CITY	4	A
BEDFORD COUNTY	57	--
BEREA COUNTY SCHOOL DISTRICT	1,944	64,807
BLACKSBURG	--	A
BOARD OF EQUALIZATION	282	A
BOARD OF EQUALIZATION	64	843
BOTETOURT COUNTY TREASURER	--	A
BOURBON COUNTY SCHOOL DISTRICT	622	20,729
BOYD COUNTY SCHOOL DISTRICT	3,407	113,549
BOYLE COUNTY SCHOOL DISTRICT	1,580	52,654
BREATHITT COUNTY SCHOOL DISTRICT	988	32,940
BRECKINRIDGE COUNTY BOARD OF EDUCATION	871	29,037
BUCHANAN COUNTY TREASURER	--	A
BUREAU OF TAXATION	138	2,756
BURGIN INDEPENDENT BOARD OF EDUCATION	328	10,923
BUTLER COUNTY SCHOOL DISTRICT	56	1,879
CA TELECONNECT FUND	17	--
CAMPBELL COUNTY TREASURER	141	A
CARTER COUNTY SCHOOL DISTRICT	1,679	55,955
CATTARAUGUS COUNTY	26	A
CCHCF-A	76	36,203
CHARLOTTESVILLE CITY TREASURER	2,228	A
CHAUTAUQUA COUNTY DIRECTOR OF FINANCE	30	A
CHCF-B	977	--
CHESTERFIELD COUNTY	214	A
CHESTERFIELD COUNTY	121	--
CHIEF FISCAL OFFICER	--	A
CHRISTIANSBURG, TOWN OF	--	A
CITY O F MONTEREY	--	2
CITY OF ABERDEEN	2	29
CITY OF ALAHAMBRA	2	32
CITY OF ALBION	2	38
CITY OF ARCADIA	16	316
CITY OF ASOTIN	--	3
CITY OF BALDWIN PARK	3	96
CITY OF BALDWIN PARK	4,629	154,287
CITY OF BEAUMONT	7	243
CITY OF BEAUMONT	2,112	70,397
CITY OF BELLFLOWER	1	18
CITY OF BERKELEY	--	4
CITY OF BOTHELL	--	4
CITY OF BRAWLEY	10	243
CITY OF BRAWLEY	7,581	189,522
CITY OF BURBANK	2	30
CITY OF CALABASAS	5	95
CITY OF CHARLOTTESVILLE	15,009	162,528
CITY OF CHARLOTTESVILLE	53,108	531,078
CITY OF CHULA VISTA	1	12
CITY OF CLAREMONT	--	1
CITY OF CLOVERDALE	1	35
CITY OF COLFAX	1	20
CITY OF COLORADO SPRINGS	198	7,934
CITY OF COMPTON	3	34
CITY OF COVINA	5	84
CITY OF CULVER CITY	5	45
CITY OF DESERT HOT SPRINGS	3	62
CITY OF DOWNEY	1	12
CITY OF EDMONDS	--	3
CITY OF EL MONTE	--	3
CITY OF ELK GROVE	--	7
CITY OF FONTANA	16	312
CITY OF FONTANA	38,512	770,236
CITY OF GARDENA	--	3
CITY OF GLENDALE	2	29
CITY OF HARRISONBURG	101	--
CITY OF HARRISONBURG TREASURER	23	A
CITY OF HAWTHORNE	1	30
CITY OF HERMOSA	13	213
CITY OF HERMOSA BEACH	17,924	298,740
CITY OF HOLTVILLE	1	29
CITY OF HOLTVILLE	1,933	38,667
CITY OF HUNTINGTON BEACH	3	58
CITY OF INDIO	1	13
CITY OF INGLEWOOD	2	21
CITY OF ISSAQUAH	--	6
CITY OF KALAMA	9	151
CITY OF KELSO	27	448
CITY OF KELSO	6,709	111,809
CITY OF KIRKLAND	--	4
CITY OF LA HABRA	36	603
CITY OF LA HABRA	25,124	418,728
CITY OF LA PALMA	1	13
CITY OF LA VERNE	20	507
CITY OF LAKEWOOD	--	12
CITY OF LEXINGTON	--	A
CITY OF LONG BEACH	9	143
CITY OF LONGVIEW	84	1,399
CITY OF LONGVIEW	22,752	379,203
CITY OF LOS ANGELES	1,140	11,393
CITY OF MALIBU	--	4
CITY OF MAYWOOD	--	4
CITY OF MONTCLAIR	4	93
CITY OF MONTEREY PARK	1	46
CITY OF MORENO VALLEY	69	1,150
CITY OF MORENO VALLEY	58,545	975,747
CITY OF NORWALK	4	81
CITY OF OAKLAND	1	11
CITY OF OLYMPIA	3	45
CITY OF PALM SPRINGS	2	35
CITY OF PALO ALTO	--	1
CITY OF PALOUSE	3	45
CITY OF PALOUSE	634	9,051
CITY OF PASADENA	6	78
CITY OF PICO RIVERA	4	73
CITY OF PICO RIVERA	12,913	258,269
CITY OF PLACENTIA	7	192
CITY OF PLACENTIA	14,363	410,376
CITY OF POMONA	1	14
CITY OF PORT HUENEME	4	111
CITY OF PORT HUENEME	9,027	225,678
CITY OF PORTERVILLE	--	7
CITY OF PULLMAN	21	258
CITY OF REDMOND	--	7
CITY OF REDONDO BEACH	63	1,329
CITY OF REDONDO BEACH	40,766	858,235
CITY OF RIALTO	40	496
CITY OF RIALTO	48,626	607,813
CITY OF RICHMOND	1,714	A
CITY OF RICHMOND	5,499	--
CITY OF RICHMOND	15,055	98,631
CITY OF RIVERSIDE	10	151
CITY OF ROANOKE	--	A
CITY OF SALEM	1	A
CITY OF SALINAS	1	16
CITY OF SAN BERNARDINO	23	283
CITY OF SAN BERNARDINO	71,456	893,203
CITY OF SAN BUENAVENTURA	32,877	657,541
CITY OF SAN JOSE	--	1
CITY OF SAN LUIS OBISPO	--	1
CITY OF SANTA ANA	23	383
CITY OF SANTA BARBARA	1	13
CITY OF SANTA MONICA	172	1,718
CITY OF SANTA MONICA	133,699	1,336,995
CITY OF SANTA ROSA	--	4
CITY OF SEAL BEACH	15	134
CITY OF SEATTLE	1	10
CITY OF SEQUIM	1	30
CITY OF SIERRA MADRE	1	24
CITY OF SOUTH PASADENA	1	24
CITY OF SPOKANE	1	19
CITY OF STANTON	1	11
CITY OF TACOMA	--	3
CITY OF TORRANCE	3	50
CITY OF VALLEJO	--	5
CITY OF VANCOUVER	3	47
CITY OF VENTURA	36	709
CITY OF WAYNESBORO	26,279	262,794
CITY OF WESTMINISTER	--	9
CITY OF WESTPORT	--	8
CITY OF WHITTIER	13	268
CITY OF WINCHESTER	617	--
CITY OF WINCHESTER	15,424	154,245
CITY OF WINLOCK	--	8
CITY OF WOODLAND	5	104
CITY OF ZILLAH	6	93
CITY TREASURER	--	A
CLARKE COUNTY	2	A
CLINTON COUNTY TREASURER	--	A
CLOVERPORT INDEPENDENT SCHOOL DISTRICT	307	10,234
COLONIAL HEIGHTS, CITY OF	--	A
COLORADO DEPT. OF REVENUE	347	16,482
COLORADO DEPT. OF REVENUE	3,022	93,042
COLUMBIA COUNTY TREASURER	--	A
COMMISSIONER OF REVENUE SERVICES	76,536	1,457,836
COMMISSIONER OF REVENUE SERVICES	92,109	1,535,153
COMMONWEALTH OF MASSACHUSETTS	37	732
COMMONWEALTH OF MASSACHUSETTS	3,318	66,327
COMPTROLLER OF MARYLAND	12,835	256,687
COMPTROLLER OF PUBLIC ACCOUNTS	27	333
COMPTROLLER, CITY OF BUFFALO	12,800	426,667
COUNTY OF ALBEMARLE	8,813	--
COUNTY OF GOOCHLAND	--	A
COUNTY OF LOS ANGELES	1,219	24,365
COUNTY OF MONTGOMERY	9,348	93,480
COUNTY OF SACRAMENTO	--	14
CULPEPPER COUNTY TREASURER	--	A
DANVILLE INDEPENDENT SCHOOL DISTRICT	4,731	157,692
DANVILLE, CITY OF	4,094	A
DAVIESS COUNTY BOARD OF EDUCATION	16,596	553,203
DAVIESS COUNTY SCHOOL DISTRICT	324	10,790
DEPARTMENT OF TAX & REVENUE (WEST VIRGINIA)	13,728	228,813
DES MOINES	--	1
E-911 AUTHORITY	--	A
ELLIOT COUNTY SCHOOL DISTRICT	314	10,479
ERIE COUNTY COMPTROLLER	5,951	A
ESSEX COUNTY TREASURER	--	A
FAUQUIER COUNTY	24	A
FLORIDA C.S.T. FUND	160,461	1,121,455
FLORIDA DEPARTMENT OF REVENUE	158,022	2,411,534
FLORIDA DEPARTMENT OF REVENUE	2,928,721	23,783,048
FRANKLIN COUNTY PUBLIC SAFETY	2	A
FRANKLIN COUNTY SCHOOL DISTRICT	91	3,042
FREDERICK COUNTY	193	A
GARRAD COUNTY SCHOOL DISTRICT	1,013	33,768
GENESEE, COUNTY OF	11	A
GEORGIA DEPARTMENT OF REVENUE	14,020	209,856
GILES	--	A
GREENE COUNTY	14	A
HALIFAX COUNTY TREASURER	3	A
HANCOCK COUNTY BOARD OF EDUCATION	882	29,409
HANOVER COUNTY	96	30,339
HANOVER COUNTY TREASURER	399	A
HARLAN COUNTY SCHOOL DISTRICT	225	7,497
HARRISON COUNTY SCHOOL DISTRICT	2,877	95,899
HARRODSBURG INDEPENDENT BOARD OF EDUCATION	2,690	89,671
HENDERSON COUNTY BOARD OF EDUCATION	2,159	71,957
HENRICO COUNTY	1,659	A
HENRICO COUNTY	3,678	46,631
HENRY COUNTY TREASURER	--	A
IDAHO STATE TAX COMMISSION	4,028	67,118
IL DEPT OF REVENUE	3	656
INDIANA DEPARTMENT OF REVENUE	29,339	488,981
INTERNAL REVENUE SERVICE	69,859	2,328,708
JACKSON INDEPENDENT SCHOOLS	512	17,063
JESSAMINE COUNTY BOARD OF EDUCATION	7,845	261,501
KANSAS DEPT. OF REVENUE	16,632	227,812
KENTUCKY REVENUE CABINET	1,984	33,062
LAUREL COUNTY SCHOOL DISTRICT	10,840	361,341
LEE COUNTY SCHOOL DISTRICT	1,169	38,951
LESLIE COUNTY SCHOOL DISTRICT	906	30,209
LETCHER COUNTY BOARD OF EDUCATION	817	27,244
LEWIS COUNTY BOARD OF EDUCATION	969	38,763
LEWIS COUNTY SCHOOL DISTRICT	294	11,756
LINCOLN COUNTY BOARD OF EDUCATION	1,360	45,348
LOGAN COUNTY SCHOOL DISTRICT	34	1,124
LYNCHBURG, CITY OF	421	A
MADISON COUNTY SCHOOL DISTRICT	18,798	626,597
MAINE REVENUE SERVICES	271,368	5,427,378
MARION COUNTY BOARD OF EDUCATION	2,486	82,868
MARTINSVILLE, CITY OF - TREASURER	--	A
MATTHEWS, CAROLE, TREASURER	20,444	--
MCLEAN COUNTY SCHOOL DISTRICT	939	31,292
MENIFEE COUNTY SCHOOL DISTRICT	486	16,208
MERCER COUNTY SCHOOL DISTRICT	1,755	58,506
MINNESOTA DEPARTMENT OF REVENUE	13	182
MISSISSIPPI STATE TAX COMMISSION	1,678	23,972
MISSISSIPPI STATE TAX COMMISSION	42,961	613,725
MONTANA DEPT. OF REVENUE	27	724
MONTGOMERY COUNTY 911	--	A
MONTGOMERY COUNTY TREASURER	--	A
MORGAN COUNTY SCHOOL DISTRICT	1,281	42,702
MTEAF	33	6,642
NC DEPARTMENT OF REVENUE	13,901	194,609
NECA KUSF	27	543
NECA PAUSF	1,580	--
NECA VUSF	238	18,773
NELSON COUNTY BOARD OF EDUCATION	1,077	35,906
NEUSTAR; FIRST UNION BANK	634	--
NICHOLAS COUNTY SCHOOL DISTRICT	652	21,747
NJ DIVISION OF TAXATION	883	14,720
NORTON CITY OF	--	A
NYS ESTIMATED CORPORATION TAX	1,038	41,564
NYS ESTIMATED CORPORATION TAX	39,694	1,587,770
NYS ESTIMATED CORPORATION TAX	4,117	1,830,920
NYS SALES TAX PROCESSING	82,700	796,563
OHIO COUNTY SCHOOL DISTRICT	17	560
OKLAHOMA TAX COMMISSION	954	16,792
ORLEANS COUNTY TREASURER	4	A
OSET	--	A
OTSEGO, COUNTY OF	--	A
OWENSBORO BOARD OF EDUCATION	11,731	391,025
OWSLEY COUNTY BOARD OF EDUCATION	398	13,253
PA DEPARTMENT OF REVENUE	12	202
PA DEPARTMENT OF REVENUE	188,040	3,429,862
PA DEPARTMENT OF REVENUE	4,792	95,801
PAGE COUNTY	15	A
PARIS INDEPENDENT SCHOOL DISTRICT	3,014	100,467
PATRICK COUNTY E911 FUND	--	A
PERRY COUNTY SCHOOL DISTRICT	274	9,119
PITTSYLVANIA COUNTY	81	A
POWELL COUNTY SCHOOL DISTRICT	2,351	78,369
POWHATTAN COUNTY TREASURER	36	A
PSU	235	--
PUBLIC SERVICE TAXATION DIVISION	1,588	--
PULASKI COUNTY TREASURER	1	A
PULASKI, TOWN OF	--	A
RADFORD COUNTY	--	A
RHODE ISLAND DIVISION OF TAXATION	15	219
ROANOKE COUNTY	3	A
ROCKCASTLE COUNTY SCHOOL DISTRICT	857	28,559
RUSSELL INDEPENDENT SCHOOL DISTRICT	6,139	204,648
SARATOGA COUNTY TREASURER	--	A
SCHENECTADY COUNTY	--	A
SCHOHARIE COUNTY TREASURER	3	A
SCOTT COUNTY SCHOOL DISTRICT	7,104	236,797
SOUTH CAROLINA DEPT. OF REVENUE	49,887	959,568
SPOTSYLVANIA COUNTY	48	A
STATE OF CONNECTICUT	263,420	4,390,333
STATE OF CONNECTICUT (GROSS RECEIPTS)	226,464	4,529,282
STATE OF MICHIGAN	155	2,583
STATE OF N.H., PUBLIC UTILITIES COMMISION	754	--
STATE OF NEW HAMPSHIRE	--	A
STATE OF NEW HAMPSHIRE	2,319	33,125
STATE OF NEW HAMPSHIRE	68,140	973,447
STATE TAX DEPARTMENT	252,982	4,216,375
STAUNTON COUNTY	52	A
TAZEWELL COUNTY	--	A
TN DEPARTMENT OF REVENUE	61,396	647,037
TOWN OF BLACKSBURG	14,667	146,668
TOWN OF MT CRESTED BUTTE	1,255	27,892
TOWN OF SOUTH BOSTON	4,692	46,919
TREASURER STATE OF MAINE	--	A
TREASURER STATE OF OHIO	143,174	1,926,649
UNION COUNTY SCHOOL DISTRICT	2,858	95,278
USAC	60,768	--
VERMONT DEPARTMENT OF TAXES	979	22,463
VERMONT DEPARTMENT OF TAXES	261,878	5,237,582
VINTON TREASURER	--	A
VIRGINIA DEPARTMENT OF TAXATION	8,637	191,942
WARREN COUNTY TREASURER	12	A
WASHINGTON COUNTY ADMINISTRATORS	--	A
WASHINGTON COUNTY BOARD OF EDUCATION	148	4,921
WASHINGTON DEPT. OF REVENUE	1,904	25,141
WEBSTER COUNTY BOARD OF EDUCATION	801	26,712
WINCHESTER CITY TREASURER	889	A
WISCONSIN DEPARTMENT OF REVENUE	7	187
WOLFE COUNTY SCHOOL DISTRICT	685	22,817
WOODFORD COUNTY BOARD OF EDUCATION	4,813	160,444
WYOMING COUNTY TREASURER	9	A
WYOMING DEPARTMENT OF REVENUE	3	126

Total	$6,579,104	$87,357,788

Note (A): The 911 surcharge is based upon the number of phone lines and not as a function of gross taxable sales.

29 - 37

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(DEBTORS-IN-POSSESSION)
BANKRUPTCY COURT REPORTING SCHEDULES

Schedule IV
Pages 1-9 of 9

Court Reporting schedules for Real Estate and Personal Property Taxes Paid for the Month Ended September 30, 2003

Payee	Amount Paid	Check Date
ADIRONDACK CENTRAL SCHOOL	$812	9/19/2003
ALBION TOWN TAX COLLECTOR	2,728	9/8/2003
ALLEGANY COUNTY TAX OFFICE	31,012	9/25/2003
ALLEGANY TOWNSHIP	1,459	9/9/2003
ALLEGANY-LIMESTONE SCH	745	9/18/2003
ALLEN COUNTY TREASURER	14,390	9/17/2003
ANDOVER CENTRAL SCHOOL	6,529	9/12/2003
ARGYLE CENTRAL SCHOOL DISTRICT	3,960	9/10/2003
ARUNDEL TOWN	4,483	9/27/2003
ASHTABULA COUNTY COURTHOUSE	181,266	9/23/2003
AUBURN ENLARGED CITY SCHOOL DIS	6,156	9/27/2003
AUBURN ENLARGED CITY SCHOOL DIS	17,303	9/18/2003
BANGOR CITY	243	9/10/2003
BANGOR CITY	81,774	9/16/2003
BARKER CENTRAL SCHOOL	2,104	9/19/2003
BARTON MAYOR AND COMMISSIONER	865	9/25/2003
BATH CENTRAL SCHOOL	3,534	9/18/2003
BEAVER TOWNSHIP TAX COLLECTOR	37	9/23/2003
BEDFORD COUNTY COL	261	9/11/2003
BELGRADE TOWN	21,823	9/22/2003
BLACKBURN CENTER, LLC	433	9/26/2003
BOROUGH OF COUDERSPORT	144,994	9/9/2003
BRADFORD CENTRAL SCHOOL DIST	324	9/27/2003
BREWER CITY	19,252	9/10/2003
BRISTOL TOWN	2,041	9/10/2003
BROCTON CENTRAL SCHOOL	2,605	9/19/2003
BULLITT COUNTY TREASURER	397	9/12/2003
BUTLER COUNTY	87,549	9/17/2003
CAL & JOANNE FAMILY LTD PRTNRSP	200	9/23/2003
CANAAN TOWN	926	9/16/2003
CANAJOHARIE CENTRAL SCHOOL	152	9/16/2003
CANAJOHARIE CENTRAL SCHOOL	10,026	9/11/2003
CANYON SPRINGS	310	9/23/2003
CARROLL COUNTY	2,306	9/19/2003
CARROLL COUNTY	7,788	9/18/2003
CATTARAUGUS-LITTLE VALLEY	2,670	9/11/2003
CHAUTAUQUA LAKE CENTRAL SCHOOL	6,768	9/18/2003
CHELSEA TOWN TAX COLLECTOR	5,828	9/8/2003
CHITTENDEN TOWN	2,512	9/19/2003
CITY OF AUGUSTA	61,890	9/16/2003
CITY OF BUFFALO TREASURER	3,497	9/5/2003
CITY OF CALAIS	8,443	9/10/2003
CITY OF FREDERICK	44,833	9/16/2003
CITY OF FROSTBURG	9,044	9/25/2003
CITY OF GARDINER	6,566	9/16/2003
CITY OF HARTFORD	807	9/19/2003
CITY OF HARTFORD	4,037	9/22/2003
CITY OF NORTH TONAWANDA	8,833	9/19/2003
CITY OF OLD TOWN	14,686	9/16/2003
CITY OF OLEAN	2,121	9/12/2003
CITY OF OLEAN	11,531	9/11/2003
CITY OF PETERSBURG TREASURER	8	9/8/2003
CITY OF RUTLAND	287	9/19/2003
CITY TREASURER OF TONAWANDA	2,500	9/11/2003
CLERMONT COUNTY TREASURE	126,919	9/12/2003
CLINTON CENTRAL SCHOOL	14,611	9/18/2003
CLINTON COUNTY TAX COLLECTOR	4,808	9/17/2003
COLUMBIANA COUNTY TREASURER	683	9/19/2003
COLUMBIANA COUNTY TREASURER	1,499	9/12/2003
COLUMBUS COUNTY	71	9/8/2003
COMMISSIONERS OF THURMONT	1,881	9/9/2003
CORINTH CENTRAL SCHOOL DISTRICT	12,512	9/22/2003
COUDERSPORT BOROUGH	10,344	9/9/2003
COUNTY OF BROWN TREASURER	5,399	9/12/2003
COUNTY OF BROWN TREASURER	19,898	9/17/2003
COUNTY OF FULTON	86,788	9/18/2003
COUNTY OF HAMILTON	36,507	9/18/2003
COUNTY OF HAMILTON	119,503	9/19/2003
COUNTY OF HERMITAGE TREASURER	5,283	9/11/2003
COUNTY OF MERCER TREASURER	96,705	9/17/2003
COUNTY OF SAN LUIS OBISPO	908	9/8/2003
CUBA-RUSHFORD CENTRAL	9,834	9/16/2003
CUYAHOGA COUNTY	2,806,963	9/12/2003
DARKE COUNTY TREASURER	10,029	9/19/2003
DEFIANCE COUNTY TREASURER	74,464	9/17/2003
DELAWARE COUNTY TREASURER	2,152	9/12/2003
DORIS LAWTON	145	9/27/2003
DORIS LAWTON	783	9/12/2003
DUNDEE CENTRAL SCHOOL	1,124	9/11/2003
DUNKIRK CITY SCHOOLS	41,569	9/27/2003
DUNMORE BOROUGH TAX COLLECTOR	642	9/11/2003
DUXBURY TOWN COLLECTOR	754	9/24/2003
EAST TAYLOR TOWNSHIP	62	9/11/2003
EASTLAKE COMMERCIAL	69	9/26/2003
EDINBURG COMMON CSD	712	9/27/2003
ELLICOTTVILLE CENTRAL SCHOOL	724	9/12/2003
ELLICOTTVILLE CENTRAL SCHOOL	4,986	9/11/2003
ELLSWORTH CITY	9,586	9/10/2003
EMMITSBURG TOWN COLLECTOR	489	9/23/2003
ERIE COUNTY TREASURER	7,880	9/17/2003
ERIE COUNTY TREASURER	138,667	9/11/2003
ESSEX JUNCTION VILLAGE	20,897	9/5/2003
FAUQUIER COUNTY TREASURER	22,639	9/23/2003
FAYETTE COUNTY	297	9/12/2003
FAYETTE COUNTY	62,906	9/19/2003
FORESTVILLE CENTRAL SCHOOL	8,753	9/18/2003
FORT ANN CENTRAL SCHOOL	5,641	9/10/2003
FORT EDWARD UNION FREE	4,797	9/18/2003
FORT PLAIN CENTRAL	8,110	9/22/2003
FRANKFORT SCHUYLER CENTRAL	5,758	9/10/2003
FRANKLIN COUNTY	327	9/18/2003
FRANKLIN COUNTY	25,551	9/12/2003
FRANKLINVILLE CENTRAL SCHOOL	4,628	9/11/2003
FREDONIA CENTRAL SCHOOL	10,652	9/18/2003
G.M. HANEY CITY TREASURER	40	9/17/2003
GARRETT COUNTY COMMISSIONERS	234	9/25/2003
GARRETT COUNTY TREASURER	14,150	9/19/2003
GE CAPITAL FLEET SERVICES	219	9/9/2003
GE CAPITAL FLEET SERVICES	26,955	9/2/2003
GEAUGA COUNTY	106,981	9/12/2003
GECFS BY APEX AS AGENT	218	9/10/2003
GENESEE VALLEY CENTRAL SCHOOL	3,882	9/11/2003
GOWANDA CENTRAL SCHOOL	3,297	9/23/2003
GOWANDA CENTRAL SCHOOL	12,459	9/30/2003
GRANVILLE CENTRAL SCHOOL	8,883	9/18/2003
GUERNSEY COUNTY TREASURER	60,955	9/18/2003
GUILFORD TOWN VT	12,826	9/27/2003
H.F.C.S. TAX COLLECTOR	6,187	9/27/2003
HADLEY-LUZERNE CENTRAL SCHOOL	10,981	9/23/2003
HAMMONDSPORT CENTRAL SCHOOL	26,042	9/18/2003
HAMPDEN TOWN	56	9/16/2003
HAMPDEN TOWN	7,478	9/10/2003
HAMPSTEAD TOWN	2,215	9/22/2003
HANCOCK COUNTY TREASURER	1,430	9/19/2003
HARDIN COUNTY TAX COLLECTOR	22,274	9/23/2003
HARRISON COUNTY TREASURER	9,967	9/22/2003
HARTFORD CENTRAL SCHOOL	5,709	9/10/2003
HENDERSON COUNTY SHERIFF	658	9/17/2003
HENRY COUNTY TREASURER	52,977	9/17/2003
HIGHLAND COUNTY TREASURER	16,726	9/18/2003
HINSDALE CENTRAL SCHOOL	252	9/11/2003
HOCKING COUNTY TREASURER	35,169	9/17/2003
HOLLAND PATENT CENTRAL SCHOOL	8,664	9/27/2003
HOLMES COUNTY TREASURER	16,348	9/27/2003
HOMER TOWNSHIP	13,366	9/9/2003
HUDSON FALLS CENTRAL SCHOOL	16,375	9/18/2003
HURON COUNTY TREASURER	3,897	9/19/2003
JAY TOWN TAX COLLECTOR	15,294	9/19/2003
J-E TAX COLLECTOR	428	9/18/2003
JEFFERSON COUNTY TREASURER	1,323	9/12/2003
KIR TEMECULA L.P.	105	9/25/2003
KNOX COUNTY TREASURER	13,314	9/17/2003
LAKE COUNTY AUDITOR	214,991	9/15/2003
LAKE PLACID CENTRAL	4,652	9/10/2003
LARRY SCHREDER	960	9/9/2003
LAWRENCE COUNTY OH	50,985	9/19/2003
LETCHWORTH CENTRAL SCHOOL	4,126	9/10/2003
LEWISTON CITY	54,307	9/9/2003
LEWISTON-PORTER C.S.D	14,344	9/18/2003
LEWISTOWN BOROUGH	825	9/23/2003
LOCKPORT CITY SCHOOL DISTRICT	65,760	9/18/2003
LONDONDERRY TOWN	2,885	9/22/2003
LORAIN COUNTY TREASURER	198,478	9/12/2003
LOUDOUN COUNTY	9,905	9/23/2003
LUCAS COUNTY	790	9/12/2003
LUCAS COUNTY	88,609	9/18/2003
LYMAN TOWN	6,499	9/23/2003
MADISON COUNTY	19,171	9/12/2003
MAHONING COUNTY TREASURER	21,849	9/23/2003
MAINE REVENUE SERVICES	187	9/10/2003
MARCUS WHITMAN	14,759	9/11/2003
MARION COUNTY OH	106,835	9/17/2003
MCKEAN COUNTY COLLECTOR	14,508	9/9/2003
MCKEAN COUNTY/MT.J	155	9/11/2003
MCKEAN COUNTY/SMETHPORT BOROU	833	9/23/2003
MEDINA CENTRAL SCHOOL	530	9/11/2003
MEDINA COUNTY	53,161	9/12/2003
MEIGS COUNTY TAX COLLECTOR	5,174	9/19/2003
MIFFLIN COUNTY TAX COLLECTOR	4,724	9/22/2003
MONMOUTH TOWN	2,962	9/23/2003
MONROE CO TREASURER	6,272	9/19/2003
MOUNT MARKHAM CENTRAL SCHOOL	207	9/10/2003
MYERSVILLE TOWN MAYOR	576	9/5/2003
NAPLES CENTRAL SCHOOL DISTRICT	3,716	9/12/2003
NEW HARTFORD CENTRAL SCHOOL	31,495	9/10/2003
NEW WINDSOR TOWN	493	9/23/2003
NEW YORK MILLS UFS DISTRICT	3,837	9/18/2003
NEWFANE CENTRAL SCHOOL	7,693	9/11/2003
NIAGARA WHEATFIELD CENT SCHOOL	2,246	9/16/2003
NIAGARA WHEATFIELD CENT SCHOOL	6,616	9/11/2003
NOBLE COUNTY TAX COLLECTOR	5,304	9/17/2003
NORRIDGEWOCK TOWN	467	9/12/2003
NORRIDGEWOCK TOWN	8,199	9/16/2003
OLEAN BOARD OF EDUCATION	5,225	9/11/2003
ORISKANY CENTRAL SCHOOL	4,567	9/18/2003
ORLAND TOWN TAX COLLECTOR	1,655	9/10/2003
OTTAWA COUNTY TREASURER	149,413	9/17/2003
PAULDING COUNTY TREASURER	19,273	9/17/2003
PENN YAN CENTRAL SC	865	9/27/2003
PENN YAN CENTRAL SC	12,184	9/11/2003
PENN YAN CENTRAL SC	18,351	9/12/2003
PIONEER CENTRAL SCHOOL	15,852	9/11/2003
POLAND CENTRAL SCHOOL	2,749	9/18/2003
POLAND TOWN TAX COLLECTOR	11,903	9/23/2003
PORT BYRON SCHOOL	640	9/27/2003
PORTAGE COUNTY, TREASURER	109,715	9/11/2003
PORTVILLE CENTRAL SCHOOL	5,648	9/11/2003
PRATTSBURGH CENTRAL SCHOOL	2,834	9/22/2003
PREBLE COUNTY	495	9/12/2003
PRESQUE ISLE CITY	305	9/27/2003
PUNXSUTAWNEY BOROUGH	971	9/23/2003
QUEENSBURY CENTRAL SCHOOL DIST	1,160	9/17/2003
QUEENSBURY CENTRAL SCHOOL DIST	11,380	9/16/2003
QUEENSBURY CENTRAL SCHOOL DIST	12,767	9/10/2003
RANDOLPH CENTRAL SCHOOL	4,436	9/11/2003
RECEIVER OF TAXES & ASSESSMENTS	19,035	9/27/2003
REMSEN CENTRAL SCHOOL	1,409	9/18/2003
RIPLEY CENTRAL SCHOOL	4,571	9/19/2003
ROANOKE COUNTY TREASURER	519	9/12/2003
ROCKBRIDGE COUNTY	3,934	9/23/2003
ROSE TOWNSHIP COLLECTOR	188	9/23/2003
ROSS COUNTY TREASURER	141,491	9/17/2003
RUMFORD TOWN	13,720	9/23/2003
SARANAC LAKE CSD	33,504	9/15/2003
SAUQUOIT VALLEY CENTRAL SCHOOL	603	9/12/2003
SAUQUOIT VALLEY CENTRAL SCHOOL	7,609	9/10/2003
SCIO CENTRAL SCHOOL	4,995	9/16/2003
SHADE TOWNSHIP COLLECTOR	340	9/11/2003
SHERBURNE EARLVILLE CENTRAL SCH	340	9/12/2003
SHERIFF OF HAMPSHIRE	200	9/25/2003
SHERIFF OF MINERAL COUNTY	5,535	9/25/2003
SHERIFF OF MORGAN COUNTY	5,891	9/25/2003
SHERMAN CENTRAL SC	1,466	9/19/2003
SILVER CREEK CENTRAL SCHOOL	22,166	9/19/2003
SKANEATELES SCHOOL	7,991	9/17/2003
SOLON TOWN	522	9/10/2003
SOMERSET TOWNSHIP	761	9/11/2003
SOUTH GLENS FALLS CENTRAL	21,676	9/22/2003
SOUTHWEST HARBOR TOWN	7,134	9/30/2003
SPRING TOWNSHIP COL	512	9/8/2003
ST ALBANS TOWN ME	1,212	9/8/2003
ST JOHNSVILLE CENTRAL SCHOOL	2,396	9/27/2003
ST JOHNSVILLE CENTRAL SCHOOL	3,038	9/22/2003
STARK COUNTY	8,217	9/16/2003
STARK COUNTY	14,161	9/17/2003
STARPOINT CENTRAL SCHOOL	6,448	9/17/2003
STARPOINT CENTRAL SCHOOL	6,688	9/27/2003
SUMMIT COUNTY	272,175	9/11/2003
SWEDEN TOWNSHIP	1,088	9/9/2003
TOWN OF ALFRED	4,113	9/8/2003
TOWN OF ANSON	197	9/10/2003
TOWN OF ANSON	9,642	9/16/2003
TOWN OF ASHLAND	5,217	9/10/2003
TOWN OF BAR HARBOR	12,595	9/23/2003
TOWN OF BENTON TAX COLLECTOR	2,907	9/8/2003
TOWN OF BLAINE	523	9/19/2003
TOWN OF BOURNE	2,970	9/8/2003
TOWN OF BROWNVILLE	808	9/10/2003
TOWN OF CARRABASSETT VALLEY	5,030	9/10/2003
TOWN OF CHINA	3,098	9/8/2003
TOWN OF CLARENDON	12,608	9/23/2003
TOWN OF CLINTON	3,200	9/19/2003
TOWN OF DAMARISCOTTA	2,273	9/16/2003
TOWN OF DERBY	11,969	9/27/2003
TOWN OF DIXFIELD	3,551	9/10/2003
TOWN OF DORSET, TAX COLLECTOR	1,076	9/30/2003
TOWN OF DRESDEN	1,872	9/19/2003
TOWN OF EDDINGTON	6,756	9/16/2003
TOWN OF ESSEX	20,903	9/26/2003
TOWN OF FORT KENT	8,680	9/10/2003
TOWN OF HANCOCK	215	9/25/2003
TOWN OF HARTLAND	5,792	9/8/2003
TOWN OF INLET	52	9/10/2003
TOWN OF JEFFERSON	3,234	9/8/2003
TOWN OF KINGFIELD TREASURER	2,239	9/10/2003
TOWN OF LISBON	29,795	9/8/2003
TOWN OF LUKE	36	9/25/2003
TOWN OF MILFORD	6,651	9/10/2003
TOWN OF MILTON	8,758	9/16/2003
TOWN OF MOUNT TABOR	262	9/19/2003
TOWN OF MOUNT VERNON TAX	7,649	9/8/2003
TOWN OF NEW PORTLAND	535	9/10/2003
TOWN OF ORONO	25,052	9/12/2003
TOWN OF ORRINGTON	8,386	9/10/2003
TOWN OF PAWLET	1,162	9/12/2003
TOWN OF PERU	2,658	9/16/2003
TOWN OF PORTAGE LAKE	3,306	9/16/2003
TOWN OF RANDOLPH	1,018	9/16/2003
TOWN OF RANGELEY	4,084	9/10/2003
TOWN OF ROCKLAND	1,668	9/8/2003
TOWN OF RUTLAND	19,258	9/5/2003
TOWN OF SABATTUS TAX COLLECTOR	12,735	9/16/2003
TOWN OF SEARSMONT	4,453	9/19/2003
TOWN OF SHARPSBURG	644	9/8/2003
TOWN OF SIDNEY TREASURER	15,714	9/8/2003
TOWN OF SOUTH THOMASTON	3,402	9/19/2003
TOWN OF SPRINGFIELD	6,941	9/22/2003
TOWN OF ST GEORGE	1,430	9/10/2003
TOWN OF ST. GEORGE TREASURER	505	9/5/2003
TOWN OF SUNDERLAND, VERMONT	5,519	9/27/2003
TOWN OF SWANTON	4,645	9/27/2003
TOWN OF TANEYTOWN	3,355	9/23/2003
TOWN OF VASSALBORO	6,001	9/16/2003
TOWN OF VEAZIE	2,802	9/16/2003
TOWN OF VERNON	2,964	9/27/2003
TOWN OF WARREN	2,416	9/27/2003
TOWN OF WAYNE	6,183	9/19/2003
TOWN OF WEBB UFSD	169	9/10/2003
TOWN OF WEBB UFSD	337	9/27/2003
TOWN OF WEST GARDINER	5,428	9/8/2003
TOWN OF WINDSOR	2,055	9/27/2003
TOWN OF WINDSOR	2,920	9/30/2003
TOWN OF WINHALL	907	9/23/2003
TOWN OF WINHALL	5,828	9/22/2003
TOWN OF WINTHROP	14,471	9/16/2003
TOWNSHIP OF EULALIA	10,018	9/9/2003
TREMONT TOWN	2,997	9/10/2003
TRENTON TOWN	6,188	9/16/2003
TRUMBULL COUNTY	17,161	9/12/2003
TUPPER LAKE	745	9/11/2003
TUPPER LAKE	4,460	9/10/2003
TUSCARAWAS COUNTY	165,946	9/19/2003
UNADILLA VALLEY CENTRAL SCHOOL	8	9/27/2003
UNDERHILL GRADED SCHOOL DIST	4,814	9/30/2003
UTICA CITY SCHOOL DISTRICT	20,083	9/23/2003
VAN WERT COUNTY TREASURER	84,328	9/18/2003
VENTURA COUNTY TAX COLLECTOR	2,480	9/19/2003
VILLAGE OF POULTNEY	36	9/22/2003
WALKERSVILLE TOWN	7,950	9/12/2003
WASHINGTON COUNTY	11,221	9/17/2003
WASHINGTON COUNTY TREASURER	9,298	9/25/2003
WASHINGTON COUNTY TREASURER	24,572	9/17/2003
WAYNE COUNTY	1,394	9/18/2003
WELLSVILLE CENTRAL SCHOOL	5,778	9/12/2003
WELLSVILLE CENTRAL SCHOOL	14,136	9/17/2003
WEST CANADA VALLEY CENTRAL	4,485	9/10/2003
WESTFIELD CENTRAL SCHOOL	6,213	9/19/2003
WESTFIELD CENTRAL SCHOOL	7,151	9/27/2003
WESTMORELAND CENTRAL SCHOOL	3,703	9/18/2003
WHITESBORO CENTRAL SCHOOL	80,982	9/18/2003
WILLIAMS COUNTY	147,494	9/23/2003
WILSON CENTRAL SCHOOL	18,076	9/18/2003
WINDHAM TOWN COLLECTOR	2,758	9/17/2003
WINDHAM TOWN COLLECTOR	12,011	9/16/2003
WYANDOT COUNTY TREAS	12,189	9/18/2003
YORK COUNTY/SPRING GROVE TAX	1,923	9/16/2003

Total	$8,341,119

38 - 46

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(DEBTORS-IN-POSSESSION)
BANKRUPTCY COURT REPORTING SCHEDULES

Schedule V
Pages 1-6 of 6

Court Reporting schedules for Sales and Other Taxes Paid
for the Month Ended September 30, 2003

Taxing Jurisdiction	Tax Type	Amount Paid	Date Paid
ALBEMARLE COUNTY	911 Surcharge	$4,482	9/23/2003
AMHERST COUNTY	911 Surcharge	8	9/23/2003
BOARD OF EQUALIZATION	911 Surcharge	282	9/23/2003
CAMPBELL COUNTY	911 Surcharge	141	9/23/2003
CATTARAUGUS COUNTY	911 Surcharge	26	9/23/2003
CHESTERFIELD COUNTY	911 Surcharge	214	9/18/2003
CITY OF CHARLOTTESVILLE	911 Surcharge	2,309	9/23/2003
CITY OF DANVILLE	911 Surcharge	4,080	9/23/2003
CITY OF HARRISONBURG TREASURER	911 Surcharge	23	9/23/2003
CITY OF LYNCHBURG	911 Surcharge	357	9/23/2003
CITY OF RICHMOND	911 Surcharge	1,837	9/23/2003
CITY OF STAUNTON	911 Surcharge	52	9/23/2003
CITY OF WINCHESTER	911 Surcharge	789	9/23/2003
COUNTY OF AUGUSTA	911 Surcharge	10	9/23/2003
COUNTY OF CLARKE	911 Surcharge	6	9/23/2003
COUNTY OF FREDERICK	911 Surcharge	190	9/23/2003
COUNTY OF GENESEE	911 Surcharge	11	9/23/2003
DIRECTOR OF FINANCE	911 Surcharge	15	9/23/2003
ERIE COUNTY COMPTROLLER	911 Surcharge	5,969	9/23/2003
FAUQUIER COUNTY TREASURER	911 Surcharge	24	9/23/2003
GREENE COUNTY	911 Surcharge	14	9/23/2003
HENRICO COUNTY	911 Surcharge	1,627	9/23/2003
ORLEANS COUNTY TREASURER	911 Surcharge	7	9/23/2003
PAGE COUNTY	911 Surcharge	15	9/23/2003
PITTSYLVANIA COUNTY	911 Surcharge	81	9/23/2003
POWHATAN COUNTY TREASURER	911 Surcharge	36	9/23/2003
SPOTSYLVANIA COUNTY	911 Surcharge	48	9/23/2003
TREASURER OF HANOVER COUNTY	911 Surcharge	540	9/23/2003
WARREN COUNTY TREASURER	911 Surcharge	12	9/23/2003
WYOMING COUNTY NY	911 Surcharge	9	9/23/2003
INTERNAL REVENUE SERVICE	Federal Excise Tax	16,598	9/29/2003
INTERNAL REVENUE SERVICE	Federal Excise Tax	32,087	9/25/2003
INTERNAL REVENUE SERVICE	Federal Excise Tax	35,800	9/10/2003
ALABAMA DEPARTMENT OF REVENUE	Gross Receipts Tax	346	9/12/2003
ALBION TOWN	Gross Receipts Tax	6	9/12/2003
ARIZONA DEPARTMENT OF REVENUE	Gross Receipts Tax	13	9/12/2003
BOYD COUNTY SCHOOL D	Gross Receipts Tax	15	9/12/2003
CALIFORNIA HIGH COST FUND - A	Gross Receipts Tax	80	9/9/2003
CALIFORNIA HIGH COST FUND-B	Gross Receipts Tax	1,025	9/9/2003
CITY OF ARCADIA	Gross Receipts Tax	17	9/18/2003
CITY OF BALDWIN PARK	Gross Receipts Tax	8	9/18/2003
CITY OF BEAUMONT	Gross Receipts Tax	8	9/18/2003
CITY OF BRAWLEY	Gross Receipts Tax	8	9/18/2003
CITY OF CALABASAS	Gross Receipts Tax	8	9/18/2003
CITY OF CULVER CITY	Gross Receipts Tax	6	9/18/2003
CITY OF EL MONTE	Gross Receipts Tax	7	9/18/2003
CITY OF FONTANA	Gross Receipts Tax	16	9/18/2003
CITY OF GLENDALE	Gross Receipts Tax	5	9/18/2003
CITY OF HERMOSA BEACH	Gross Receipts Tax	13	9/18/2003
CITY OF HUNTINGTON BEACH	Gross Receipts Tax	6	9/18/2003
CITY OF INGLEWOOD	Gross Receipts Tax	7	9/18/2003
CITY OF LA HABRA	Gross Receipts Tax	35	9/18/2003
CITY OF LA VERNE	Gross Receipts Tax	22	9/18/2003
CITY OF LONG BEACH	Gross Receipts Tax	10	9/18/2003
CITY OF LOS ANGELES	Gross Receipts Tax	1,263	9/18/2003
CITY OF MONTCLAIR	Gross Receipts Tax	7	9/18/2003
CITY OF MORENO VALLEY	Gross Receipts Tax	67	9/18/2003
CITY OF NORWALK	Gross Receipts Tax	12	9/18/2003
CITY OF OAKLAND	Gross Receipts Tax	5	9/18/2003
CITY OF PICO RIVERA	Gross Receipts Tax	10	9/18/2003
CITY OF PLACENTIA	Gross Receipts Tax	6	9/18/2003
CITY OF PORT HUENEME	Gross Receipts Tax	9	9/18/2003
CITY OF PORTERVILLE	Gross Receipts Tax	5	9/18/2003
CITY OF PULLMAN	Gross Receipts Tax	27	9/12/2003
CITY OF REDONDO BEACH	Gross Receipts Tax	66	9/18/2003
CITY OF RIVERSIDE	Gross Receipts Tax	11	9/18/2003
CITY OF SAN BERNARDINO	Gross Receipts Tax	19	9/18/2003
CITY OF SANTA ANA	Gross Receipts Tax	38	9/18/2003
CITY OF SANTA MONICA	Gross Receipts Tax	160	9/18/2003
CITY OF SEAL BEACH	Gross Receipts Tax	15	9/18/2003
CITY OF TORRANCE	Gross Receipts Tax	7	9/18/2003
CITY OF VENTURA	Gross Receipts Tax	35	9/18/2003
CITY OF WHITTIER	Gross Receipts Tax	15	9/18/2003
COLORADO DEPARTMENT OF REVENUE	Gross Receipts Tax	109	9/12/2003
DAVIESS CO BOARD OF EDUCATION	Gross Receipts Tax	28	9/12/2003
DEAF TRUST	Gross Receipts Tax	18	9/9/2003
FLORIDA DEPT OF REVENUE	Gross Receipts Tax	4,886	9/22/2003
GEORGIA DEPARTMENT OF REVENUE	Gross Receipts Tax	65	9/16/2003
IDAHO UNIVERSAL SERVICE FUND	Gross Receipts Tax	31	9/15/2003
INDIANA DEPARTMENT OF REVENUE	Gross Receipts Tax	45	9/12/2003
MADISON COUNTY SCHOOL DISTRICT	Gross Receipts Tax	56	9/12/2003
NECA PAUSF	Gross Receipts Tax	1,580	9/12/2003
NECA VUSF	Gross Receipts Tax	223	9/12/2003
NYS SALES TAX PROCESSING	Gross Receipts Tax	3,166	9/17/2003
PA DEPARTMENT OF REVENUE	Gross Receipts Tax	220	9/22/2003
PUBLIC SERVICE COMMISSION	Gross Receipts Tax	235	9/12/2003
STATE OF NEW HAMPSHIRE	Gross Receipts Tax	2,456	9/12/2003
TREASURER OF STATE OF OHIO	Gross Receipts Tax	1,308	9/23/2003
UNIVERSAL SERVICE ADMINSTRATIVE	Gross Receipts Tax	55,821	9/9/2003
WASHINGTON DEPT OF REVENUE	Gross Receipts Tax	66	9/17/2003
ARIZONA DEPARTMENT OF REVENUE	Sales Tax	3	9/11/2003
ARIZONA DEPARTMENT OF REVENUE	Sales Tax	26	9/12/2003
BOARD OF EQUALIZATION	Sales Tax	92	9/24/2003
CITY OF COLORADO SPRINGS	Sales Tax	207	9/11/2003
CITY OF LA HABRA	Sales Tax	24,984	9/11/2003
COLORADO DEPARTMENT OF REVENUE	Sales Tax	252	9/12/2003
COLORADO DEPARTMENT OF REVENUE	Sales Tax	551	9/11/2003
COLORADO DEPARTMENT OF REVENUE	Sales Tax	2,944	9/24/2003
COMMONWEALTH OF MASS	Sales Tax	944	9/11/2003
COMPTROLLER OF MD	Sales Tax	11,502	9/19/2003
CONNECTICUT DEPT OF REVENUE	Sales Tax	91,397	9/30/2003
DEPARTMENT OF TAX & REVENUE	Sales Tax	13,728	9/11/2003
FLORIDA DEPT OF REVENUE	Sales Tax	139,647	9/22/2003
GEORGIA DEPARTMENT OF REVENUE	Sales Tax	13,602	9/16/2003
IDAHO STATE TAX COMMISSION	Sales Tax	3,893	9/12/2003
INDIANA DEPT OF REVENUE	Sales Tax	1,219	9/12/2003
INDIANA DEPT OF REVENUE	Sales Tax	10,904	9/24/2003
INDIANA DEPT OF REVENUE	Sales Tax	16,856	9/22/2003
KANSAS DEPT OF REVENUE	Sales Tax	16,370	9/29/2003
KENTUCKY REVENUE CABINET	Sales Tax	1,938	9/19/2003
KENTUCKY STATE TREASURER	Sales Tax	7	9/10/2003
MAINE REVENUE SERVICES	Sales Tax	17,623	9/15/2003
MAINE REVENUE SERVICES	Sales Tax	252,119	9/17/2003
MINOLTA CORPORATION	Sales Tax	509	9/4/2003
MISSISSIPPI STATE TAX COMMISSIO	Sales Tax	46,170	9/15/2003
NEW JERSEY SALES TAX	Sales Tax	971	9/11/2003
NORTH CAROLINA DEPT OF REVENUE	Sales Tax	13,421	9/11/2003
NYS SALES TAX PROCESSING	Sales Tax	34,079	9/17/2003
NYS SALES TAX PROCESSING	Sales Tax	43,169	9/15/2003
OKLAHOMA TAX COMMISSION	Sales Tax	966	9/12/2003
PA DEPARTMENT OF REVENUE	Sales Tax	62,164	9/24/2003
PA DEPARTMENT OF REVENUE	Sales Tax	106,501	9/22/2003
PA DEPT. OF REVENUE	Sales Tax	12,349	9/19/2003
SOUTH CAROLINA DEPARTMENT OF	Sales Tax	50,317	9/22/2003
STATE OF ARKANSAS	Sales Tax	2	9/18/2003
STATE OF CONNECTICUT	Sales Tax	262,409	9/2/2003
STATE OF CONNECTICUT	Sales Tax	263,420	9/30/2003
STATE OF MICHIGAN	Sales Tax	157	9/11/2003
STATE TAX DEPARTMENT	Sales Tax	9,941	9/11/2003
STATE TAX DEPARTMENT	Sales Tax	234,828	9/10/2003
TENNESSEE DEPT OF REVENUE	Sales Tax	59,547	9/18/2003
TREASURER OF STATE OF OHIO	Sales Tax	22,310	9/23/2003
TREASURER OF STATE OF OHIO	Sales Tax	35,755	9/24/2003
TREASURER STATE OF OHIO	Sales Tax	4,258	9/18/2003
TREASURER STATE OF OHIO	Sales Tax	8,748	9/19/2003
TREASURER STATE OF OHIO	Sales Tax	20,611	9/27/2003
VERMONT DEPT OF TAXES	Sales Tax	259,024	9/19/2003
VIRGINIA DEPARTMENT OF TAXATION	Sales Tax	5,584	9/15/2003
WASHINGTON DEPT OF REVENUE	Sales Tax	379	9/17/2003
WASHINGTON DEPT OF REVENUE	Sales Tax	1,276	9/19/2003
FLORIDA C.S.T. FUND	Telecommunications Tax	160,602	9/22/2003
FLORIDA DEPT OF REVENUE	Telecommunications Tax	2,891,162	9/22/2003
NYS SALES TAX PROCESSING	Telecommunications Tax	32	9/17/2003
VERMONT DEPT OF TAXES	Telecommunications Tax	847	9/19/2003
ALBEMARLE COUNTY	Utility Tax	515	9/18/2003
ASHLAND INDEPENDENT BOARD OF	Utility Tax	10,437	9/12/2003
BATH COUNTY SCHOOL D	Utility Tax	1,240	9/12/2003
BEDFORD COUNTY	Utility Tax	16	9/18/2003
BEREA INDEPENDENT SCHOOL DIST	Utility Tax	1,894	9/12/2003
BOURBON COUNTY SCHOOL	Utility Tax	585	9/12/2003
BOYD COUNTY SCHOOL D	Utility Tax	3,388	9/12/2003
BOYLE COUNTY SCHOOL DISTRICT	Utility Tax	1,565	9/12/2003
BREATHITT COUNTY SCH	Utility Tax	1,008	9/12/2003
BRECKINRIDGE COUNTY BOARD OF	Utility Tax	868	9/12/2003
BURGIN EDUCATION BO	Utility Tax	323	9/12/2003
BUTLER COUNTY SCHOOL DISTRICT	Utility Tax	59	9/12/2003
CARTER COUNTY SCHOOL	Utility Tax	1,684	9/12/2003
CHESTERFIELD COUNTY	Utility Tax	16	9/18/2003
CITY OF BALDWIN PARK	Utility Tax	4,048	9/11/2003
CITY OF BEAUMONT	Utility Tax	1,975	9/11/2003
CITY OF BRAWLEY	Utility Tax	7,068	9/11/2003
CITY OF CHARLOTTSVILLE	Utility Tax	3,092	9/18/2003
CITY OF CHARLOTTSVILLE	Utility Tax	48,946	9/12/2003
CITY OF FONTANA	Utility Tax	35,806	9/11/2003
CITY OF HERMOSA BEACH	Utility Tax	17,270	9/11/2003
CITY OF HOLTVILLE	Utility Tax	1,862	9/11/2003
CITY OF MORENO VALLEY	Utility Tax	55,164	9/11/2003
CITY OF PICO RIVERA	Utility Tax	12,972	9/11/2003
CITY OF PLACENTIA	Utility Tax	13,960	9/11/2003
CITY OF PORT HUENEME	Utility Tax	8,438	9/11/2003
CITY OF REDONDO BEACH CA	Utility Tax	39,081	9/11/2003
CITY OF RIALTO	Utility Tax	46,449	9/11/2003
CITY OF RICHMOND	Utility Tax	3,632	9/18/2003
CITY OF RICHMOND	Utility Tax	5,612	9/8/2003
CITY OF SAN BERNARDINO	Utility Tax	67,113	9/11/2003
CITY OF SAN BUENAVENTURA	Utility Tax	30,805	9/11/2003
CITY OF SANTA MONICA	Utility Tax	133,627	9/11/2003
CITY OF WAYNESBORO	Utility Tax	26,241	9/12/2003
CITY OF WINCHESTER	Utility Tax	570	9/8/2003
CITY OF WINCHESTER	Utility Tax	15,490	9/12/2003
CLOVERPORT BOARD OF EDUCATION	Utility Tax	309	9/12/2003
COMMISSIONER OF TAXATION AND	Utility Tax	278	9/12/2003
COUNTY OF MONTGOMERY	Utility Tax	9,143	9/15/2003
DANVILLE INDEPENDENT SCHOOL DIS	Utility Tax	4,687	9/12/2003
DAVIESS CO BOARD OF EDUCATION	Utility Tax	16,511	9/12/2003
ELLIOTT COUNTY SCHOO	Utility Tax	411	9/12/2003
FRANKLIN COUNTY SCHOOL DISTRICT	Utility Tax	96	9/12/2003
GARRARD COUNTY SCHOOL DISTRICT	Utility Tax	1,039	9/12/2003
HANCOCK COUNTY BOARD OF	Utility Tax	869	9/12/2003
HARLAN COUNTY SCHOOL	Utility Tax	231	9/12/2003
HARRISON COUNTY SCHOOL DISTRICT	Utility Tax	2,792	9/15/2003
HARRODSBURG BOARD OF EDUCATION	Utility Tax	2,673	9/12/2003
HENDERSON CO BOARD OF EDUCATION	Utility Tax	2,137	9/12/2003
HENRICO COUNTY	Utility Tax	3,385	9/18/2003
JACKSON INDEPENDENT SCHOOLS	Utility Tax	488	9/12/2003
JESSAMINE COUNTY BOARD OF EDUCA	Utility Tax	7,672	9/12/2003
LAUREL COUNTY SCHOOL	Utility Tax	10,587	9/12/2003
LEE COUNTY SCHOOL DI	Utility Tax	1,145	9/12/2003
LESLIE COUNTY SCHOOL	Utility Tax	912	9/12/2003
LETCHER COUNTY BOARD OF EDUCATI	Utility Tax	825	9/12/2003
LEWIS COUNTY BOARD OF	Utility Tax	939	9/12/2003
LEWIS COUNTY SCHOOL	Utility Tax	293	9/12/2003
LINCOLN COUNTY BOARD OF EDUCATI	Utility Tax	1,348	9/12/2003
LOGAN COUNTY SCHOOL DISTRICT	Utility Tax	37	9/12/2003
MADISON COUNTY SCHOOL DISTRICT	Utility Tax	18,479	9/12/2003
MARION COUNTY SCHOOL	Utility Tax	2,495	9/12/2003
MATTHEWS, CAROLE, TREASURER	Utility Tax	20,444	9/11/2003
MCLEAN COUNTY SCHOOL DISTRICT	Utility Tax	742	9/12/2003
MENIFEE COUNTY SCHOO	Utility Tax	473	9/12/2003
MERCER COUNTY SCHOOL DISTRICT	Utility Tax	1,733	9/12/2003
MORGAN COUNTY SCHOOL	Utility Tax	1,285	9/12/2003
NELSON COUNTY BOARD OF EDUCATIO	Utility Tax	1,088	9/12/2003
NICHOLAS COUNTY SCHO	Utility Tax	647	9/12/2003
OHIO COUNTY SCHOOL DISTRICT	Utility Tax	17	9/12/2003
OWENSBORO BOARD OF EDUCATION	Utility Tax	11,521	9/12/2003
OWSLEY COUNTY BOARD OF EDUCATIO	Utility Tax	394	9/12/2003
PARIS INDEPENDENT SCHOOLS	Utility Tax	2,959	9/12/2003
PERRY COUNTY SCHOOL	Utility Tax	269	9/12/2003
POWELL COUNTY SCHOOL	Utility Tax	2,378	9/12/2003
ROCKCASTLE COUNTY SCHOOL	Utility Tax	848	9/12/2003
RUSSELL INDEPENDENT	Utility Tax	6,092	9/12/2003
SCOTT COUNTY SCHOOL	Utility Tax	6,966	9/12/2003
STATE OF NEW HAMPSHIRE	Utility Tax	48,578	9/12/2003
TOWN OF BLACKSBURG	Utility Tax	12,673	9/15/2003
TOWN OF MT CRESTED BUTTE	Utility Tax	1,254	9/11/2003
TOWN OF SOUTH BOSTON	Utility Tax	4,541	9/12/2003
TREASURER OF HANOVER COUNTY	Utility Tax	96	9/18/2003
UNION COUNTY SCHOOL DISTRICT	Utility Tax	2,812	9/12/2003
WASHINGTON COUNTY BOARD OF EDU	Utility Tax	164	9/12/2003
WEBSTER COUNTY	Utility Tax	786	9/12/2003
WOLFE COUNTY SCHOOL	Utility Tax	681	9/12/2003
WOODFORD COUNTY BOARD OF ED	Utility Tax	4,720	9/12/2003

Total		$6,240,527

47 - 52

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(DEBTORS-IN-POSSESSION)
BANKRUPTCY COURT REPORTING SCHEDULES

Schedule VI
Pages 1-6 of 6

Court Reporting schedules for Cash Disbursements
for the Month Ended September 30, 2003
LEGAL ENTITY	Account Number	Case Number	Disbursements
ACC CABLE COMMUNICATIONS FL-VA, LLC	081-02-41904	02-41904	$2,602,430
ACC CABLE HOLDINGS VA, INC	081-02-41905	02-41905	--
ACC HOLDINGS II, LLC	081-02-41955	02-41955	--
ACC INVESTMENT HOLDINGS, INC	081-02-41957	02-41957	1,818
ACC OPERATIONS, INC	081-02-41956	02-41956	279,646
ACC TELECOMMUNICATIONS HOLDINGS LLC	081-02-41864	02-41864	--
ACC TELECOMMUNICATIONS LLC	081-02-41863	02-41863	2,558,329
ACC TELECOMMUNICATIONS OF VIRGINIA LLC	081-02-41862	02-41862	509,761
ACC-AMN HOLDINGS, LLC	081-02-41861	02-41861	--
ADELPHIA ACQUISITION SUBSIDIARY, INC	081-02-41860	02-41860	--
ADELPHIA ARIZONA, INC	081-02-41859	02-41859	--
ADELPHIA BLAIRSVILLE, LLC	081-02-41735	02-41735	--
ADELPHIA CABLE PARTNERS, LP	081-02-41902	02-41902	7,525,966
ADELPHIA CABLEVISION ASSOCIATES, LP	081-02-41913	02-41913	552,518
ADELPHIA CABLEVISION CORP	081-02-41752	02-41752	783,451
ADELPHIA CABLEVISION OF BOCA RATON, LLC	081-02-41751	02-41751	966,776
ADELPHIA CABLEVISION OF FONTANA, LLC	081-02-41755	02-41755	--
ADELPHIA CABLEVISION OF INLAND EMPIRE, LLC	081-02-41754	02-41754	5,946,140
ADELPHIA CABLEVISION OF NEW YORK, INC	081-02-41892	02-41892	3,114,952
ADELPHIA CABLEVISION OF NEWPORT BEACH, LLC	081-02-41947	02-41947	379,210
ADELPHIA CABLEVISION OF ORANGE COUNTY II, LLC	081-02-41781	02-41781	364,822
ADELPHIA CABLEVISION OF ORANGE COUNTY, LLC	081-02-41946	02-41946	340,556
ADELPHIA CABLEVISION OF SAN BERNANDINO, LLC	081-02-41753	02-41753	--
ADELPHIA CABLEVISION OF SANTA ANA, LLC	081-02-41831	02-41831	2,765,382
ADELPHIA CABLEVISION OF SEAL BEACH, LLC	081-02-41757	02-41757	154,727
ADELPHIA CABLEVISION OF SIMI VALLEY, LLC	081-02-41830	02-41830	855,777
ADELPHIA CABLEVISION OF THE KENNEBUNKS, LLC	081-02-41943	02-41943	262,920
ADELPHIA CABLEVISION OF WEST PALM BEACH III, LLC	081-02-41783	02-41783	210,072
ADELPHIA CABLEVISION OF WEST PALM BEACH IV, LLC	081-02-41766	02-41766	3,237,844
ADELPHIA CABLEVISION OF WEST PALM BEACH V, LLC	081-02-41764	02-41764	63,476
ADELPHIA CABLEVISION, LLC	081-02-41858	02-41858	81,941,248
ADELPHIA CALIFORNIA CABLEVISION, LLC	081-02-41942	02-41942	2,723,287
ADELPHIA CENTRAL PENNSYLVANIA, LLC	081-02-41950	02-41950	3,387,482
ADELPHIA CLEVELAND, LLC	081-02-41793	02-41793	13,502,870
ADELPHIA COMMUNICATIONS CORPORATION	081-02-41729	02-41729	440
ADELPHIA COMMUNICATIONS INTERNATIONAL, INC	081-02-41857	02-41857	--
ADELPHIA COMMUNICATIONS OF CALIFORNIA II, LLC	081-02-41748	02-41748	2,611,626
ADELPHIA COMMUNICATIONS OF CALIFORNIA III, LLC	081-02-41817	02-41817	1,463,309
ADELPHIA COMMUNICATIONS OF CALIFORNIA, LLC	081-02-41749	02-41749	70,065
ADELPHIA COMPANY OF WESTERN CONNECTICUT	081-02-41801	02-41801	1,178,221
ADELPHIA GENERAL HOLDINGS III, LLC	081-02-41854	02-41854	--
ADELPHIA GP HOLDINGS, LLC	081-02-41829	02-41829	--
ADELPHIA GS CABLE, LLC	081-02-41908	02-41908	2,032,481
ADELPHIA HARBOR CENTER HOLDINGS LLC	081-02-41853	02-41853	--
ADELPHIA HOLDINGS 2001, LLC	081-02-41926	02-41926	--
ADELPHIA INTERNATIONAL II, LLC	081-02-41856	02-41856	--
ADELPHIA INTERNATIONAL III, LLC	081-02-41855	02-41855	--
ADELPHIA MOBILE PHONES, INC	081-02-41852	02-41852	--
ADELPHIA OF THE MIDWEST, INC	081-02-41794	02-41794	--
ADELPHIA PINELLAS COUNTY, LLC	081-02-41944	02-41944	--
ADELPHIA PRESTIGE CABLEVISION, LLC	081-02-41795	02-41795	5,049,445
ADELPHIA TELECOMMUNICATIONS OF FLORIDA, INC	081-02-41939	02-41939	28,862
ADELPHIA TELECOMMUNICATIONS, INC	081-02-41851	02-41851	1,032,356
ADELPHIA WELLSVILLE, LLC	081-02-41850	02-41850	--
ADELPHIA WESTERN NEW YORK HOLDINGS, LLC	081-02-41849	02-41849	--
ARAHOVA COMMUNICATIONS, INC	081-02-41815	02-41815	22,608
ARAHOVA HOLDINGS, LLC	081-02-41893	02-41893	--
BADGER HOLDING CORP	081-02-41792	02-41792	2,722
BETTER TV INC. OF BENNINGTON	081-02-41914	02-41914	354,432
BLACKSBURG/SALEM CABLEVISION, INC	081-02-41759	02-41759	592,950
BRAZAS COMMUNICATIONS, INC	081-02-41804	02-41804	1,272
BUENAVISION TELECOMMUNICATIONS, INC	081-02-41938	02-41938	778,203
CABLE SENTRY CORPORATION	081-02-41894	02-41894	--
CALIFORNIA AD SALES, LLC	081-02-41945	02-41945	--
CCC-III, INC	081-02-41867	02-41867	--
CCC-INDIANA, INC	081-02-41937	02-41937	--
CCH INDIANA, LP	081-02-41935	02-41935	--
CDA CABLE, INC	081-02-41879	02-41879	146,803
CENTURY ADVERTISING, INC	081-02-41731	02-41731	--
CENTURY ALABAMA CORP	081-02-41889	02-41889	183,937
CENTURY ALABAMA HOLDING CORP	081-02-41891	02-41891	--
CENTURY AUSTRALIA COMMUNICATIONS CORP	081-02-41738	02-41738	--
CENTURY BERKSHIRE CABLE CORP	081-02-41762	02-41762	834,197
CENTURY CABLE HOLDING CORP	081-02-41814	02-41814	--
CENTURY CABLE HOLDINGS, LLC	081-02-41812	02-41812	10,171,034
CENTURY CABLE MANAGEMENT CORPORATION	081-02-41887	02-41887	240,426
CENTURY CABLE OF SOUTHERN CALIFORNIA	081-02-41745	02-41745	--
CENTURY CABLEVISION HOLDINGS, LLC	081-02-41936	02-41936	2,544,907
CENTURY CAROLINA CORP	081-02-41886	02-41886	1,836,487
CENTURY COLORADO SPRINGS CORP	081-02-41736	02-41736	138,932
CENTURY COLORADO SPRINGS PARTNERSHIP	081-02-41774	02-41774	6,959,734
CENTURY COMMUNICATIONS CORPORATION	081-02-12834	02-12834	2,404,939
CENTURY CULLMAN CORP	081-02-41888	02-41888	790,358
CENTURY ENTERPRISE CABLE CORP	081-02-41890	02-41890	348,129
CENTURY EXCHANGE, LLC	081-02-41744	02-41744	--
CENTURY FEDERAL, INC	081-02-41747	02-41747	--
CENTURY GRANITE CABLE TELEVISION CORP	081-02-41779	02-41779	--
CENTURY HUNTINGTON COMPANY	081-02-41885	02-41885	2,526,810
CENTURY INDIANA CORP	081-02-41768	02-41768	--
CENTURY INVESTMENT HOLDING CORP	081-02-41740	02-41740	--
CENTURY INVESTORS, INC	081-02-41733	02-41733	--
CENTURY ISLAND ASSOCIATES, INC	081-02-41771	02-41771	25,522
CENTURY ISLAND CABLE TELEVISION CORP	081-02-41772	02-41772	--
CENTURY KANSAS CABLE TELEVISION CORP	081-02-41884	02-41884	174,748
CENTURY LYKENS CABLE CORP	081-02-41883	02-41883	132,137
CENTURY MENDOCINO CABLE TELEVISION, INC	081-02-41780	02-41780	774,820
CENTURY MISSISSIPPI CORP	081-02-41882	02-41882	307,339
CENTURY MOUNTAIN CORP	081-02-41797	02-41797	119,644
CENTURY NEW MEXICO CABLE TELEVISION CORP	081-02-41784	02-41784	--
CENTURY NORWICH CORP	081-02-41881	02-41881	1,214,283
CENTURY OHIO CABLE TELEVISION CORP	081-02-41811	02-41811	737,420
CENTURY OREGON CABLE CORP	081-02-41739	02-41739	--
CENTURY PACIFIC CABLE TV INC	081-02-41746	02-41746	--
CENTURY PROGRAMMING, INC	081-02-41732	02-41732	--
CENTURY REALTY CORP	081-02-41813	02-41813	--
CENTURY SHASTA CABLE TELEVISION CORP	081-02-41880	02-41880	--
CENTURY SOUTHWEST COLORADO CABLE TELEVISION CORP	081-02-41770	02-41770	--
CENTURY TRINIDAD CABLE TELEVISION CORP	081-02-41790	02-41790	103,725
CENTURY VIRGINIA CORP	081-02-41796	02-41796	1,071,392
CENTURY VOICE AND DATA COMMUNICATIONS, INC	081-02-41737	02-41737	34
CENTURY WARRICK CABLE CORP	081-02-41763	02-41763	--
CENTURY WASHINGTON CABLE TELEVISION, INC	081-02-41878	02-41878	--
CENTURY WYOMING CABLE TELEVISION CORP	081-02-41789	02-41789	70,697
CENTURY-TCI CALIFORNIA COMMUNICATIONS, LP	081-02-41743	02-41743	301,402
CENTURY-TCI CALIFORNIA, LP	081-02-41741	02-41741	43,793,936
CENTURY-TCI HOLDINGS, LLC	081-02-41742	02-41742	--
CHELSEA COMMUNICATIONS, INC	081-02-41923	02-41923	753
CHELSEA COMMUNICATIONS, LLC	081-02-41924	02-41924	6,740,334
CHESTNUT STREET SERVICES, LLC	081-02-41842	02-41842	--
CLEAR CABLEVISION, INC	081-02-41756	02-41756	--
CMA CABLEVISION ASSOCIATES VII, LP	081-02-41808	02-41808	--
CMA CABLEVISION ASSOCIATES XI, LP	081-02-41807	02-41807	--
CORAL SECURITY, INC	081-02-41895	02-41895	--
COWLITZ CABLEVISION, INC	081-02-41877	02-41877	472,980
CP-MDU I LLC	081-02-41940	02-41940	--
CP-MDU II LLC	081-02-41941	02-41941	--
E & E CABLE SERVICE, INC	081-02-41785	02-41785	--
EASTERN VIRGINIA CABLEVISION HOLDINGS, LLC	081-02-41799	02-41799	--
EASTERN VIRGINIA CABLEVISION, LP	081-02-41800	02-41800	214,377
EMPIRE SPORTS NETWORK, LP	081-02-41844	02-41844	607,543
FAE CABLE MANAGEMENT CORP	081-02-41734	02-41734	--
FOP INDIANA, LP	081-02-41816	02-41816	559,597
FRONTIERVISION ACCESS PARTNERS, LLC	081-02-41819	02-41819	4,122,398
FRONTIERVISION CABLE NEW ENGLAND , INC	081-02-41822	02-41822	681,023
FRONTIERVISION CAPITAL CORPORATION	081-02-41820	02-41820	--
FRONTIERVISION HOLDINGS CAPITAL CORPORATION	081-02-41824	02-41824	--
FRONTIERVISION HOLDINGS CAPITAL II CORPORATION	081-02-41823	02-41823	--
FRONTIERVISION HOLDINGS, LLC	081-02-41827	02-41827	--
FRONTIERVISION HOLDINGS, LP	081-02-41826	02-41826	--
FRONTIERVISION OPERATING PARTNERS, LLC	081-02-41825	02-41825	--
FRONTIERVISION OPERATING PARTNERS, LP	081-02-41821	02-41821	29,622,364
FRONTIERVISION PARTNERS, LP	081-02-41828	02-41828	75
FT MYERS CABLEVISION, LLC	081-02-41948	02-41948	--
FT. MYERS ACQUISITION LIMITED PARTNERSHIP	081-02-41949	02-41949	--
GENESIS CABLE COMMUNICATIONS SUBSIDIARY, LLC	081-02-41903	02-41903	--
GLOBAL ACQUISITION PARTNERS, LP	081-02-41933	02-41933	1,786,251
GLOBAL CABLEVISION II, LLC	081-02-41934	02-41934	--
GRAFTON CABLE COMPANY	081-02-41788	02-41788	--
GS CABLE, LLC	081-02-41907	02-41907	3,120,513
GS TELECOMMUNICATIONS LLC	081-02-41906	02-41906	--
HARRON CABLEVISION OF NEW HAMPSHIRE, INC	081-02-41750	02-41750	1,957,518
HUNTINGTON CATV, INC	081-02-41765	02-41765	550
IMPERIAL VALLEY CABLEVISION, INC	081-02-41876	02-41876	741,456
KALAMAZOO COUNTY CABLEVISION, INC	081-02-41922	02-41922	--
KEY BISCAYNE CABLEVISION	081-02-41898	02-41898	87,991
KOOTENAI CABLE, INC	081-02-41875	02-41875	809,319
LAKE CHAMPLAIN CABLE TELEVISION CORPORATION	081-02-41911	02-41911	251,272
LEADERSHIP ACQUISITION LIMITED PARTNERSHIP	081-02-41931	02-41931	--
LOUISA CABLEVISION, INC	081-02-41760	02-41760	14,227
MANCHESTER CABLEVISION, INC	081-02-41758	02-41758	--
MARTHA'S VINEYARD CABLEVISION, LP	081-02-41805	02-41805	253,104
MERCURY COMMUNICATIONS, INC	081-02-41840	02-41840	--
MICKELSON MEDIA OF FLORIDA, INC	081-02-41874	02-41874	342,934
MICKELSON MEDIA, INC	081-02-41782	02-41782	96,334
MONTGOMERY CABLEVISION, INC	081-02-41848	02-41848	--
MONUMENT COLORADO CABLEVISION, INC	081-02-41932	02-41932	96,833
MOUNTAIN CABLE COMMUNICATIONS CORPORATION	081-02-41916	02-41916	--
MOUNTAIN CABLE COMPANY, LP	081-02-41909	02-41909	4,082,858
MT. LEBANON CABLEVISION, INC	081-02-41920	02-41920	--
MULTI-CHANNEL TV CABLE COMPANY	081-02-41921	02-41921	471,622
NATIONAL CABLE ACQUISITION ASSOCIATES, LP	081-02-41952	02-41952	2,377,304
OLYMPUS CABLE HOLDINGS, LLC	081-02-41925	02-41925	1,036,681
OLYMPUS CAPITAL CORPORATION	081-02-41930	02-41930	--
OLYMPUS COMMUNICATIONS HOLDINGS, LLC	081-02-41953	02-41953	--
OLYMPUS COMMUNICATIONS, LP	081-02-41954	02-41954	--
OLYMPUS SUBSIDIARY, LLC	081-02-41928	02-41928	--
OWENSBORO INDIANA, LP	081-02-41773	02-41773	--
OWENSBORO ON THE AIR, INC	081-02-41777	02-41777	--
OWENSBORO-BRUNSWICK, INC	081-02-41730	02-41730	4,284,237
PAGE TIME, INC	081-02-41839	02-41839	130,110
PARAGON CABLE TELEVISION, INC	081-02-41778	02-41778	--
PARAGON CABLEVISION CONSTRUCTION CORPORATION	081-02-41775	02-41775	--
PARAGON CABLEVISION MANAGEMENT CORPORATION	081-02-41776	02-41776	--
PARNASSOS COMMUNICATIONS, LP	081-02-41846	02-41846	237,551
PARNASSOS HOLDINGS, LLC	081-02-41845	02-41845	--
PARNASSOS, LP	081-02-41843	02-41843	19,335,522
PERICLES COMMUNICATIONS CORPORATION	081-02-41919	02-41919	--
PULLMAN TV CABLE CO., INC	081-02-41873	02-41873	411,269
RENTAVISION OF BRUNSWICK, INC	081-02-41872	02-41872	767,799
RICHMOND CABLE TELEVISION CORPORATION	081-02-41912	02-41912	138,224
RIGPAL COMMUNICATIONS, INC	081-02-41917	02-41917	--
ROBINSON/PLUM CABLEVISION, LP	081-02-41927	02-41927	422,736
S/T CABLE CORPORATION	081-02-41791	02-41791	--
SABRES, INC	081-02-41838	02-41838	--
SCRANTON CABLEVISION, INC	081-02-41761	02-41761	1,052,480
SENTINEL COMMUNICATIONS OF MUNCIE, INDIANA, INC	081-02-41767	02-41767	--
SOUTHEAST FLORIDA CABLE, INC	081-02-41900	02-41900	13,013,891
SOUTHWEST COLORADO CABLE INC	081-02-41769	02-41769	141,473
SOUTHWEST VIRGINIA CABLE, INC	081-02-41833	02-41833	722,153
STAR CABLE INC	081-02-41787	02-41787	--
STARPOINT, LIMITED PARTNERSHIP	081-02-41897	02-41897	1,399,476
SVHH CABLE ACQUISITION, LP	081-02-41836	02-41836	718,854
SVHH HOLDINGS, LLC	081-02-41837	02-41837	--
TELE-MEDIA COMPANY OF HOPEWELL-PRINCE GEORGE	081-02-41798	02-41798	413,860
TELE-MEDIA COMPANY OF TRI-STATES, LP	081-02-41809	02-41809	168,927
TELE-MEDIA INVESTMENT PARTNERSHIP, LP	081-02-41951	02-41951	899,523
TELESAT ACQUISITION LIMITED PARTNERSHIP	081-02-41929	02-41929	--
TELESAT ACQUISITION, LLC	081-02-41871	02-41871	2,727,391
THE GOLF CLUB AT WENDING CREEK FARMS, LLC	081-02-41841	02-41841	--
THE MAIN INTERNETWORKS, INC	081-02-41818	02-41818	--
THE WESTOVER TV CABLE CO., INC	081-02-41786	02-41786	--
THREE RIVERS CABLE ASSOCIATES, LP	081-02-41910	02-41910	677,728
TIMOTHEOS COMMUNICATIONS, LP	081-02-41901	02-41901	--
TMC HOLDINGS CORPORATION	081-02-41803	02-41803	--
TMC HOLDINGS, LLC	081-02-41802	02-41802	--
TRI-STATES, LLC	081-02-41810	02-41810	--
UCA LLC	081-02-41834	02-41834	6,380,135
UPPER ST. CLAIR CABLEVISION INC	081-02-41918	02-41918	--
US TELE-MEDIA INVESTMENT COMPANY	081-02-41835	02-41835	--
VALLEY VIDEO, INC	081-02-41870	02-41870	102,714
VAN BUREN COUNTY CABLEVISION, INC	081-02-41832	02-41832	721,409
WARRICK CABLEVISION, INC	081-02-41866	02-41866	--
WARRICK INDIANA, LP	081-02-41865	02-41865	166,077
WELLSVILLE CABLEVISION, LLC	081-02-41806	02-41806	488,255
WEST BOCA ACQUISITION LIMITED PARTNERSHIP	081-02-41899	02-41899	1,189,368
WESTERN NY CABLEVSION, LP	081-02-41847	02-41847	--
WESTVIEW SECURITY, INC	081-02-41896	02-41896	--
WILDERNESS CABLE COMPANY	081-02-41869	02-41869	159,728
YOUNG'S CABLE TV CORP	081-02-41915	02-41915	179,165
YUMA CABLEVISION, INC	081-02-41868	02-41868	992,182

Total			$346,794,692

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ADELPHIA COMMUNICATIONS CORPORATION, et al. (DEBTORS-IN-POSSESSION) BANKRUPTCY COURT REPORTING SCHEDULES Schedule VII Pages 1-2 of 2 Court Reporting schedules for Insurance Coverage
Coverage **	Company	Policy No.	Term

Commercial Property	Royal Indemnity Company	R2HD329266	05/16/03 - 05/16/04

Commercial General Liability	Royal Insurance Co.	P2TR468758	05/16/03 - 05/16/04

Commercial Automobile	Royal Insurance Co.	P2TS468751 Liability	05/16/03 - 05/16/04
(all states except Texas)
P2TS468752 Texas Liability

Worker's Compensation	Royal Indemnity Co	R2AO 003265 all states except	05/16/03-05/16/04
California & monopolistic states

Foreign Voluntary	Royal Indemnity Co.	R2IB011388	05/16/03 - 05/16/04

California	State Compensation Insurance	1703671-03	05/16/03-05/16/04
Fund

ACC Operations Inc (OH)	Ohio Bureau of Workers	1328524	Ongoing*
Compensation

Washington State	WA Department of Labor &	083 004 452	10/1/99 - Ongoing*
Industry

West Virginia	West Virginia Workers'	20104948 101	10/1/99 - Ongoing*
Compensation

Wyoming	Wyoming Department of	366575	10/1/99 - Ongoing*
Employment

Aircraft Policy	United States Aircraft Insurance	360AC625118	11/23/02 - 11/23/03

Umbrella Liability	American Guarantee & Liability
	Insurance Co.	AUC937411600	05/16/03 - 05/16/04
Excess Liability	XL Insurance America, Inc.	US00006683L103A	05/16/03 - 05/16/04

Executive Protection	Federal Insurance	81516188	12/19/01 - 12/19/03
(Special Crime)

New York Disability	Cigna	074487	07/01/03 - Ongoing*

Pollution Liability	Federal Insurance	37251845	01/01/03 - 01/01/04
		37251846	01/01/03 - 01/01/04

Directors & Officers Liability	AEGIS (Associated Electric & Gas	D0999A1A00	12/31/00 - 12/31/03
Insurance Services Limited)

Excess Directors & Officers	Federal Insurance Company	8181-10-37	12/31/00 - 12/31/03
Liability
	Greenwich Insurance Company	ELU 82137-00	12/31/00 - 12/31/03

Media Liability	Illinois Union Insurance Company	EONG21640104001	11/22/02 - 11/22/03

* Ongoing means until the policy is cancelled by Adelphia or carrier

** The named insured is Adelphia Communications Corporation et al for all of the coverage except for Employee Dishonesty — ERISA whose named insured is Adelphia Communications Corporation Health Benefit Plan and Adelphia Communications Corporation Savings and Retirement Plan.

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